As filed with the Securities and Exchange Commission on January 12, 2007

1933 Act File No.

1940 Act File No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

   and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

☐ Amendment No.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 477-3000

(Registrant’s Telephone Number, including Area Code)

Huey P. Falgout, Jr.

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

Copies of Communications to:

Steven B. Boehm

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	NUMBER BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE
Common Shares
$0.01 par value	40,000 Shares	$25.00	$1,000,000	$107.00

(1)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The Information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                     , 2007

PROSPECTUS

                     Shares

ING Asia Pacific High Dividend Equity Income Fund

Common Shares

$25.00 per Share

ING Asia Pacific High Dividend Equity Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. Under normal market conditions the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets, as defined on page      of this prospectus, in the equity securities of Asia Pacific Companies or derivatives linked to equity securities of Asia Pacific Companies. The Fund seeks to invest in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific regional or country indices or futures (“Asia Pacific Indices”), and/or of equity securities of Asia Pacific Companies.

(continued on following page.)

No Prior Trading History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”). This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of this public offering.

The Fund intends to apply for listing on the New York Stock Exchange (“NYSE”) under the symbol “            ,” subject to notice of issuance.

Investing in common shares of the Fund involves risk. See “ Risks” beginning on page 29.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$25.00	$
Sales load(2)	$1.125	$
Estimated offering expenses(3)	$0.05	$
Proceeds, after expenses, to Fund	$23.825	$

(1)	Total expenses relating to the organization of the Fund and the common share offering paid by the Fund (which do not include the sales load) are estimated to be $ , which represents $0.05 per common share issued. This $0.05 per common share amount may include a reimbursement of ING Investments, LLC’s expenses incurred in connection with this offering and includes the $ per share partial reimbursement of expenses to the underwriters. ING Investments, LLC has agreed to pay all organizational expenses and common share offering expenses of the Fund (other than sales load) that exceed $0.05 per common share.
(2)	ING Investments, LLC has agreed to pay from its own assets a structuring fee to and additional compensation to . ING Investments, LLC may pay commissions to employees of its affiliates that participate in the marketing of the Fund’s common shares. See “Underwriting.”
(3)	The Fund has granted the underwriters an option to purchase up to additional common shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

The underwriters expect to deliver the Common Shares to purchasers on or about                     , 2007.

[INSERT NAMES OF UNDERWRITERS]

            , 2007.

(continued from previous page)

The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries that are considered emerging markets. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depository receipts and exchange traded funds (“ETFs”). Derivative investments may include swaps, futures and options on equity securities of Asia Pacific Companies and/or Asia Pacific Indices.

ING Investments, LLC (“ING Investments” or the “Adviser”), the investment adviser, will be responsible for monitoring the Fund’s overall investment strategy and overseeing the sub-advisers. ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific” or the “Sub-Adviser”), the sub-adviser, will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objectives. ING Investment Management Advisors B.V. (“IIMA” or the “Option Sub-Adviser”), the option sub-adviser, will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices or the equity securities of Asia Pacific Companies.

The Sub-Adviser manages the Fund as a high dividend yield Asia Pacific equity income strategy that is not constrained by particular country weightings or market capitalization constraints. The Fund may invest in securities of a broad range of capitalizations, including “small capitalization” securities and emerging markets securities. The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer, or a limited number of issuers.

There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information dated                     , 2007, as may be amended (“SAI”), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the SAI, the annual reports and the semi-annual reports, when available, and other information regarding the Fund, by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The SAI is, and the annual report and the semi-annual report will be, available free of charge, on the Fund’s website (www.ingfunds.com). You can also copy and review information about the Fund, including the SAI, the annual and semi-annual reports, when available, and other information at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549. The table of contents for the SAI appears on page      of this prospectus.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Until             , 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common shares. You should review the more detailed information contained elsewhere in this prospectus and in the SAI to understand the offering fully.

The Fund

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). It is organized as a Delaware statutory trust.

The Offering

The Fund is offering (the “Offering”)              common shares of beneficial interest (“Common Shares”) at an initial offering price of $25.00 per share. The Common Shares are being offered by a group of underwriters (each an “Underwriter” and collectively, the “Underwriters”) led by             . You must purchase at least 100 Common Shares in order to participate in this Offering. The Fund has given the Underwriters an option to purchase up to              additional shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover orders in excess of              Common Shares. ING Investments has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.05 per Common Share. See “Underwriting.”

Investment Objective

The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment objective. See “The Fund’s Investments.”

Investment Strategy

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of Asia Pacific Companies which the Sub-Adviser believes will pay sustainable dividends or derivatives linked to such securities. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies.

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of Asia Pacific Companies or derivatives linked to equity securities of Asia Pacific Companies. The Fund seeks to invest in high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries that are considered emerging markets. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depository receipts and ETFs. Derivative investments may include swaps, futures and options on equity securities of Asia Pacific Companies and/or Asia Pacific Indices.

The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. The MSCI AC (All Countries) Asia Pacific ex Japan IndexSM is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region ex Japan. As of June 2006, the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM consisted of the following emerging and developed market countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

Under normal market conditions, the Fund will invest in the equity securities of companies located in the Asia Pacific region with an attractive dividend yield. The Fund will normally invest in the equity securities of approximately 75 to 110 Asia Pacific Companies.

The Fund uses a quantitative screening process to assist in the selection of companies according to, among others, the following criteria: (1) an attractive dividend yield; (2) sufficient market capitalization; and (3) sufficient liquidity of equity securities.

In the selection process, the Sub-Adviser begins by screening approximately 25,000 equity securities that make up the total Asia Pacific equity universe. It will then reduce this number to approximately 3,000 equity securities using a market capitalization and a liquidity screen. The Sub-Adviser will further reduce the number of potential equity securities to approximately 500 using a quantitative screen that selects equity securities whose dividend yield is in excess of a threshold which is currently 2.5%.

Once this dividend screening process is complete, the Sub-Adviser will then use an internally developed quantitative model to identify the most attractive candidates for the Fund’s portfolio. The stock selection model evaluates the financial strength of each company and its potential for strong, sustained earnings growth. The top ranked 75 to 110 equity securities in this quantitative evaluation are then analyzed using the Sub-Adviser’s fundamental bottom up research platform and criteria. If the fundamental view is negative, the stock is replaced by the next best ranked stock on which the Sub-Adviser has a favorable fundamental view on the company.

The Sub-Adviser may from time to time select equity securities that do not meet all of these criteria if it believes they represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser combines fundamental analysis of each company with an allocation among countries and industry sectors that is based both upon quantitative screening and fundamental industry analysis.

The Fund may invest in Asia Pacific Indices for risk management, investment or liquidity purposes. Under normal market conditions, investment in such indices will be implemented in conjunction with the Fund’s call writing strategy and will not exceed materially the portion of the equity portfolio against which the Fund has written call options outstanding.

The Sub-Adviser typically will change its position in an equity security if there is a significant change in its rank from the previous quantitative evaluation. The specific factors and weightings used in the model are continually reviewed and evaluated, and changes to the factors or weightings are introduced when the Sub-Adviser’s research indicates that enhancements would be appropriate. The Sub-Adviser may also sell holdings in the Fund’s portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising, to meet obligations arising out of the Fund’s call writing program or when annualized dividend yield on the equity security falls below the threshold level, currently 2.5%.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

As part of its strategy, the Fund intends to employ a strategy of writing (selling) call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies, with the underlying value of such calls having approximately 0% to 50% of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. The extent of call option writing activity will depend upon market conditions and the Sub-Advisers’ ongoing assessment of the attractiveness of writing call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies. Call options will be written (sold) usually at-the-money or near-the-money and will be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

As the seller of call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies, the Fund will receive cash (the premium) from options purchasers. The purchaser of a call option has the right to receive from the option seller any appreciation in the value of the index or equity security over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index or equity security above the exercise price during the term of the option in exchange for the premium.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing out transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in an index or equity security price should generally be offset, at least in part, by appreciation in the value of the Fund’s portfolio holdings.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where, at the time the options are written, the underlying values such indices or equity securities exceed the net asset value of the Fund’s equity portfolio.

Examples of the indices upon which the Fund may write options include, but are not limited to, the ASX 200 Index (Australia), the Hang Seng Index (Hong Kong), the KOPSI 200 Index (Korea), the MSCI Taiwan Index (Taiwan), the Nifty Index (India) and the H-Shares Index (China). The Fund will generally write (sell) call options that are at-the-money or near-the-money at the time of sale.

The Fund will seek to maintain for the Fund written call options positions on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses, or limit gains, to the Fund.

The Sub-Adviser believes that a strategy of owning a diversified portfolio of high dividend yield equity securities of Asia Pacific Companies and selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies in respect of a portion of the value of the Fund can provide current income and gains and attractive risk-adjusted returns. The Sub-Adviser further believes that a strategy of owning a portfolio of such equity securities in conjunction with writing such options may provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Sub-Adviser’s opinion, in more strongly rising equity markets this strategy generally may be expected to underperform the stock-only portfolio depending on the degree and type of option written.

Other Investment

Policies

In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below.

The Fund may invest up to 10% of its assets in warrants, and up to 20% of its assets in fixed-income securities. Any fixed-income securities in which the Fund may invest shall have at least one investment grade rating by either Standard & Poor’s (“S&P”) or Moody’s Investors Services (“Moody’s”), or shall be determined to be of comparable quality by the Sub-Adviser. If issues or issuers in the Fund get downgraded to below investment grade (on both Moody’s and S&P’s scale), or is no longer of comparable quality in the opinion of the Sub-Adviser, the investment will be sold as soon as reasonably possible.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. For example, the Fund may enter into forward currency contracts or other derivatives to hedge currency risk. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars. Up to 15% of the Fund’s net assets may be invested in illiquid securities, other restricted securities that are illiquid, and Rule 144A securities.

Many of the securities in which the Fund may invest are denominated in foreign currencies. The Fund may engage in currency hedging to protect the Fund against potential depreciation of the region’s currencies versus the U.S. dollar.

The Fund may invest in initial public offerings.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds managed by ING Investments and/or the Sub-Adviser. ING Investments and its affiliates may receive fees from ING Funds money market funds for providing services in addition to the fees which they are entitled to receive from the Fund for services provided directly. ING Investments and/or the Sub-Adviser may waive fees which they are entitled to receive from either the Fund or the ING Funds money market funds.

These investment techniques are not expected to be a primary strategy of the Fund. See “The Fund’s Investments.”

See “Other Investment Policies” and “Additional Investment Policies and Restrictions” in the SAI for more information regarding the Fund’s other investments.

Distributions

Commencing with the Fund’s first distribution, the Fund intends to implement a level distribution strategy and make regular quarterly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund’s distribution rate will be based on past and projected:

• dividends received on the equity securities or other securities held by the Fund and interest on any interest bearing investments of the Fund;

• capital gains from net option premiums (call option premium received less the cost of close-out or settlement); and

• capital gains (realized or unrealized) on the equities held in the Fund’s portfolio.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected Fund performance. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. As a result, all or a portion of a distribution may be a return of capital. The Fund’s Board of Trustees (the “Board”) may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund expects to declare its initial Common Share distribution approximately two months after the completion of the Offering and pay approximately one month later, depending on market conditions. Thereafter distributions are expected to be declared quarterly each March, June, September and December, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a shareholder elects to receive cash. See “Distributions.”

The investment company taxable income of the Fund will generally consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

The Fund’s annual distributions will likely differ from annual investment company taxable income. To the extent that the Fund’s investment company taxable income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, substantially all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. The Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund’s taxable year. In such a case, Common Shareholders must include their allocable share of such designated amount in their income for the year as a long-term capital gain and will be deemed to have paid their share of the tax paid by the Fund and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However the ultimate tax characterization of the Fund’s distributions made in a calendar year cannot finally be determined until the end of that calendar year. See “Tax Matters.”

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.

If granted, the Fund intends to rely on an exemptive application filed with the SEC seeking an order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the request for such exemptive relief. There can be no assurance that the SEC will process such application by the Fund or grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. See “Distributions.”

Investment Adviser

ING Investments is an Arizona limited liability company, registered as an investment adviser with the SEC, and is an indirect wholly-owned subsidiary of ING Capital Corporation, LLC which is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE: ING) (“ING Groep”). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately             employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. As of December 31, 2006, ING Investments had approximately $            billion of assets under management. See “Management of the Fund.”

For its services as investment adviser to the Fund, including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to             % of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“managed assets”). Solely for the purpose of compliance with Rule 35d-1 under the 1940 Act, the Fund will calculate its 80% investment test using net assets (plus borrowings for investment purposes) rather than managed assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the managed assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the assets related to those contracts increases, thereby increasing the managed assets of the Fund and increasing the management fee payable to the Adviser.

Sub-Advisers

ING IM Asia/Pacific will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objectives. ING IM Asia/Pacific is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour view Street, Central, Hong Kong. ING IM Asia/Pacific is registered with the SEC as an investment adviser. ING IM Asia/Pacific operates under the collective management of ING Investment Management and is an affiliate of ING Investments. As of December 31, 2006, ING IM Asia/Pacific managed approximately $             million in assets.

IIMA will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices or the equity securities of Asia Pacific Companies. IIMA is a Netherlands corporation organized in 1896. IIMA became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named ‘‘ING Investment Management Europe.” ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe are employed by a subsidiary of ING Groep named ING Personeel VOF. ING Investment Management Europe has management expertise in equity, fixed-income and asset allocation categories as well as derivatives use. ING Investment Management Europe employs approximately (194) investment professionals and research analysts located in Europe. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is under common control with ING Investments and ING Asia Pacific.

The Sub-Adviser and Option Sub-Adviser are referred to collectively as the “Sub-Advisers”. For their services, the Sub-Advisers will receive a sub-advisory fee equal to ________% of the Fund’s average daily managed assets from ING Investments. No advisory fee will be paid by the Fund directly to the Sub-Advisers. See “Management of the Fund.”

Listing	The Fund intends to apply for listing on the NYSE under the symbol “ ,” subject to notice of issuance.

Transfer Agent, Dividend

Disbursing Agent,

Registrar

and Custodian

The transfer agent, dividend disbursing agent, registrar and custodian for the Common Shares is The Bank of New York, whose principal business address is 101 Barclay Street (11E), New York, New York 10286.

Risks

AN INVESTMENT IN THE FUND’S COMMON SHARES INVOLVES CERTAIN RISKS. LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND’S COMMON SHARES. SEE “RISKS” FOR A MORE COMPLETE DISCUSSION OF THE RISKS OF INVESTING IN THE FUND’S COMMON SHARES.

No Prior History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares. See “Risks—No Prior History Risk.”

Market Discount Risk.    Shares of closed-end management investment companies frequently trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from their NAV. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by holders of Common Shares who purchased their Common Shares in this offering and sell their Common Shares below NAV will be reduced. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Risks—Market Discount Risk.”

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing call options on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. See “Risks—Investment and Market Risk.”

Foreign Investment and Emerging Markets Risk.    Investments in the Asia Pacific region may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against foreign issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment and currency transfers. Because of less developed markets and economies, foreign investments may have less liquidity and increased price volatility. In some countries, less mature governments and governmental institutions may potentially lead to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund’s investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in emerging markets. To the extent that the Fund invests in emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets. Investments in foreign issuers may also decrease the Fund’s ability to borrow against its assets. See “Risks—Foreign Investment and Emerging Markets Risk.”

Foreign (non-U.S.) Currency Risk.    The Fund will invest in a portfolio of equity securities of companies located in the Asia Pacific region and may invest a significant portion or its assets in securities issued by companies located in emerging markets countries. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements. See “Risks—Foreign (non-U.S.) Currency Risk.”

Political and Economic Factors Risk.    The laws, regulations, government policies and political and economic climate in countries in which the fund invests may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Asia Pacific economies and, thus, the value of securities in the Fund’s portfolio. Some Asia Pacific economies are export-driven and highly reliant on trade. The performance of these may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of trading partners from G-7 countries, such as the United States, Japan, UK and Europe, would adversely impact the export-driven economies economy and, potentially, some of the Fund’s investments. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asia Pacific countries, may adversely affect economic growth in the Asia Pacific region. An economic downturn in the major countries of the Fund’s investments in Asia Pacific would adversely impact the Fund’s investments. See “Risks—Political and Economic Factors Risk.”

Asia Pacific Regional and Country Risks.    Investments in the Asia Pacific region are subject to special risks. Asia Pacific includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. In the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. The United States maintains a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Recently there have been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea, or general regional tensions. Military action or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly South Korea, China and Japan. Consequently, any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor. See “Risks—Regional and Country Risks.”

• China.    Since 1949, China has been a socialist state controlled by the Communist party. Beginning in 1978, the Chinese government initiated a program of economic and market reforms, which can be altered or discontinued at any time. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict with Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on some export-dependent sectors.

• Hong Kong.    Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. In accordance with the Basic Law, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. If, however, China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may also be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

•	Japan. The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies for more than a decade. In response to weak economic performance, deflationary pressures, and its troubled financial sector, the Bank of Japan (BOJ) initiated a strategy of quantitative monetary easing in 2001. This policy allowed the BOJ to inject additional monetary supply into the domestic financial system after traditional monetary policies (such as setting interest rates) became less effective. Recently, indications suggest that Japan’s economy may be recovering and inflation returning. However, the Japanese economy could be negatively impacted should the BOJ increase interest rates prematurely or if the government raised taxes to meet public debt obligations before the economy was on a solid footing. Japan’s neighbors, in particular China, have become increasingly important export markets. While Japan and China’s economic relationship has deepened, the political relationship has become strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. While Japan has improved its oil efficiency, it remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. In the longer term, Japan will have to deal with the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies and should such policies remain, a decreasing workforce could have a negative impact on the economy

•	Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and other countries in the region.

•	South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. The sale of portfolio securities by the Korean Securities Stabilization Fund, a fund established to stabilize the South Korean securities markets, or by other large South Korean institutional investors, may adversely impact the market value of securities in the Fund’s portfolio. The market capitalization and trading volume of issuers in South Korean securities markets are heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the South Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.

•	Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

•

Thailand.    In recent years, Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. Furthermore, the Thai authorities recently announced restrictions on foreign ownership of Thai assets. This, together with a prompt announcement that they would review such restrictions, has created additional investor uncertainty. The impact of the coup and military rule on investments in Thai securities is uncertain.

•	India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy, which could adversely affect market conditions. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The long-standing dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy.

•	Australia and New Zealand. The Australian and New Zealand economies are dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and Japan are large trade and investment partners with both countries, which may make their markets sensitive to economic events in the United States and Japan.

•	Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

•	Indonesia. Since the economic downturn in 1997, Indonesia has experienced a process of democratic change, resulting in political and social events that have highlighted the unpredictable nature of Indonesia’s changing political landscape. These events have resulted in political instability as well as general social and civil unrest on certain occasions in recent years. There can be no assurance that social and civil disturbances will not occur in the future and on a wider scale, or that any such disturbances will not, directly or indirectly, materially and adversely affect businesses, financial conditions and prospects for the country.

The Indonesian archipelago is one of the most volcanically active regions in the world. Because it is located in the convergence zone of three major lithospheric plates, it is subject to significant seismic activity that can lead to destructive earthquakes and tsunamis, or tidal waves. A significant earthquake or other geological disturbance in any of Indonesia’s more populated cities and financial centers could severely disrupt the Indonesian economy and undermine investor confidence, thereby materially and adversely affecting businesses, financial condition and prospects for the country.

•	Pakistan. Pakistan has experienced abrupt changes in government and has experienced political instability. For example, recent assassination attempts against certain political leaders underscore the relatively volatile political atmosphere in the country. Political instability may also result from events in some regions of the country such as ongoing insurgencies in the western provinces or Pakistan’s long running dispute with India over the region of Kashmir, either of which could destabilize the internal political situation in Pakistan. There can be no assurance that the economic environment or the business climate would not be negatively affected in the event of increased political instability.

As a developing country, Pakistan’s economy is especially susceptible to economic instability, including with respect to fluctuations in inflation, consumer prices, employment levels, GDP and interest and foreign exchange rates. There can be no assurance that Pakistan will not experience economic instability, such as increased inflation or changes in government economic policy.

•	Philippines. The Philippines has experienced a number of major natural catastrophes over the years including typhoons, volcanic eruptions and earthquakes. Such natural catastrophes may materially disrupt and adversely affect our operations. It cannot be assured that future operations will be not be disrupted by any such calamities. Growth and profitability will also be influenced by the overall political situation in the country and the Philippines has from time to time experienced political instability. Political instability in the future may have a negative impact on financial results of companies by slowing down reforms and undermining the confidence of international investors.

Option Risks.    There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund’s strategy involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option written on an index or an equity security that is (sold) by the Fund has the right to any appreciation in the cash value of the index or price of the equity security over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

Because the exercise of options is settled in cash, sellers of call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund will seek to maintain for the Fund written (sold) call options positions on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the equity securities and other securities held in the Fund’s portfolio. In doing so, the Sub-Adviser will consider data relating to the Fund’s holdings, including country weightings, net assets, industry and sector weightings, and historic volatility. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses or limit gains to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying indices or securities because these costs are often greater in relation to options premiums than in relation to the cash value of the indices or the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s options strategy will vary depending on market circumstances and other factors.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where at the time the options are written, the underlying value of such indices or equity securities exceeds the net asset value of the Fund’s equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund will “cover” its written equity call positions by segregating liquid assets in an amount equal to the contract value of the index, by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets in an amount equal to the difference) and/or by holding a portfolio of equity securities or Asia Pacific Indices which substantially replicate the movement of the index on which the option is written.

The Fund’s ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios outside the Asia Pacific region. The relative illiquidity of options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies relative to similar instruments for U.S. domestic strategies means that the Fund may not find the counterparties or efficient option pricing to enable it to implement the call writing strategy contemplated. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a call option on an Asia Pacific Index and/or equity securities of Asia Pacific Companies. In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk.    The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers. See “Risks—Issuer Risk.”

Equity Risk.    The NAV of the Fund’s Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace. See “Risks—Equity Risk.”

Derivatives Risk.    In addition to writing call options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Risks—Derivatives Risk.”

Interest Rate Risk.    The level of premiums from index call option writing and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall. Interest rates are currently low relative to historic levels. See “Risks—Interest Rate Risk.”

Restricted and Illiquid Securities Risk.    The Fund may invest up to 15% of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price and thereby decrease the Fund’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund’s policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market to consider it liquid, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund. See “Risks—Restricted and Illiquid Securities Risk” and “Risks—Options Related Risk.”

Distribution Risk.    The Fund’s ability to pay distributions varies widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund’s stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time. See “Risks—Distribution Risk.”

Tax Risk.    The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s investment company taxable income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund’s income distributions may qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and future changes in tax laws and regulations. See “Risks—Tax Risk” and “Tax Matters.”

Portfolio Turnover Risk.    Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. See “Risks—Portfolio Turnover Risk.”

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although the Sub-Adviser has a wide range of experience in managing funds or accounts that utilize (1) the strategy of investing in equity securities of Asia Pacific Companies, and (2) risk management and premium-oriented strategies involving options, including the writing of call options on an account’s portfolio securities or related indices, it does not have experience with funds or accounts in which these strategies are combined as described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles. See “Risks—Management Risk.”

Initial Public Offering (“IPOs”) Risk.    IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline. See “Risks—Initial Public Offering (“IPOs”) Risk.”

Depositary Receipts Risk.    The Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. See “Risks—Depositary Receipts Risk.”

Securities Lending Risk.    To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund’s managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk. See “Risks—Securities Lending Risk.”

Non-Diversification Risk.    The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer. Notwithstanding the forgoing, the Fund intends to comply with the diversification requirements imposed by the

Code for qualification as a regulated investment company. See “Risks—Non-Diversification Risk.”

Market Disruption and Geo-Political Risk.    The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund. See “Risks—Market Disruption and Geo-Political Risk.”

Anti-Takeover Provisions.    The Fund’s Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust” and “Risks—Anti-Takeover Provisions.”

Dividend Risk.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend yielding equity securities would be adversely affected. See “Risks—Dividend Risk” and “Risks—Equity Risk.”

Temporary Defensive Strategies Risk.    When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

SUMMARY OF FUND EXPENSES

The following tables are based on the assumption that the Fund has issued             Common Shares. If the Fund issues fewer Common Shares, all other things being equal, expenses would increase.

The following table shows the Fund’s expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None (2)

Percentage of Managed Assets Attributable to Common Shares
Annual Expenses
Management Fees	%
Other Expenses(3)%
Administrator Fees	%

Total Annual Expenses	%

(1)	ING Investments has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $0.05 per Common Share.
(2)	You will be charged certain service charges and pay a per share charge if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Distributions.”
(3)	“Other Expenses” are based on estimated amounts of ordinary operating expenses for the current fiscal year.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. See “Management of the Fund.”

The following example illustrates the expenses (including the sales load of $        , and estimated expenses of this offering of $            ) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of             % of net assets attributable to Common Shares and (2) a 5% return.(1)

	1 Year	3 Years	5 Years	10 Years
Total Expenses(2)	$	$	$	$

(1)	The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated “Other Expenses” set forth in the “Annual Expenses” fee table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
(2)	Assumes the Fund has not issued any preferred shares and has no outstanding borrowings.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 8, 2007. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Fund’s Common Shares. The Fund’s principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, and its telephone number is (800) 992-0180.

USE OF PROCEEDS

The net proceeds of the Offering will be approximately $             ($             if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. ING Investments has agreed to pay all organizational expenses of the Fund and all offering costs (other than sales load) to the extent that such costs and expenses exceed $0.05 per Common Share.

The Fund will invest the net proceeds of the Offering in accordance with the Fund’s investment objective and strategies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds within three weeks after the completion of the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objective and Strategies

The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment objective.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of Asia Pacific Companies which the Sub-Adviser believes will pay sustainable dividends or derivatives linked to such securities. The Fund will also seek to enhance returns over a market cycle by selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies.

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of Asia Pacific Companies or derivatives linked to equity securities of Asia Pacific Companies. The focus of the Fund will be on high dividend yield equity securities. Asia Pacific Companies are companies that are listed and traded on Asia Pacific exchanges, including Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in countries that are considered emerging markets. Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants, depository receipts and ETFs. Derivative investments may include swaps, futures and options on equity securities of Asia Pacific Companies and/or Asia Pacific Indices.

Portfolio Content

The Sub-Adviser seeks to construct a portfolio with a dividend yield that exceeds the dividend yield of the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM. The MSCI AC (All Countries) Asia Pacific ex Japan IndexSM is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Pacific region ex Japan. As of June 2006, the MSCI AC (All Countries) Asia Pacific ex Japan IndexSM consisted of the following emerging and developed market countries: Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand.

Under normal market conditions, the Fund will invest in equity securities of companies located in the Asia Pacific region with an attractive dividend yield. The Fund will normally invest in the equity securities of approximately 75 to 110 Asia Pacific Companies.

The Fund uses a quantitative screening process to assist in the selection of companies according to, among others, the following criteria: (1) an attractive dividend yield; (2) sufficient market capitalization; and (3) sufficient liquidity of equity securities.

In the selection process, the Sub-Adviser begins by screening approximately 25,000 equity securities that make up the total Asia Pacific equity universe. It will then reduce this number to approximately 3,000 equity securities using a market capitalization and a liquidity screen. The Sub-Adviser will further reduce the number of potential equity securities to approximately 500 using a quantitative screen that selects equity securities whose dividend yield is in excess of a threshold which is currently at least 2.5%.

Once this dividend screening process is complete, the Sub-Adviser will then use an internally developed quantitative model to identify the most attractive candidates for the Fund’s portfolio. The stock selection model evaluates the financial strength of each company and its potential for strong, sustained earnings growth. The top ranked 75 to 110 equity securities in this quantitative evaluation are then analyzed using the Sub-Adviser’s fundamental bottom up research platform and criteria. If the fundamental view is negative, the stock is replaced by the next best ranked stock on which the Sub-Adviser has a favorable fundamental view on the company.

The Sub-Adviser may from time to time select equity securities that do not meet all of these criteria if it believes they represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser combines fundamental analysis of each company with an allocation among countries and industry sectors that is based both upon quantitative screening and fundamental industry analysis.

The Fund may invest in Asia Pacific Indices for risk management, investment or liquidity purposes. Under normal market conditions, investment in such indices will be implemented in conjunction with the Fund’s call writing strategy and will not exceed materially the portion of the equity portfolio against which the Fund has written call options outstanding.

The Sub-Adviser typically will change its position in an equity security if there is a significant change in its rank from the previous quantitative evaluation. The specific factors and weightings used in the model are continually reviewed and evaluated, and changes to the factors or weightings are introduced when the Sub-Adviser’s research indicates that enhancements would be appropriate. The Sub-Adviser may also sell holdings in the Fund’s portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising, to meet obligations arising out of the Fund’s call writing program or when annualized dividend yield on the equity security falls the threshold level, currently 2.5%.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

As part of its strategy, the Fund intends to employ a strategy of writing (selling) call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies, with the underlying value of such calls having approximately 0% to 50% of the value of its holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. The extent of call option writing activity will depend upon market conditions and the Sub-Advisers’ ongoing assessment of the attractiveness of writing call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies. Call options will be written (sold) usually at-the-money or near-the-money and will be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

As the seller of call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies, the Fund will receive cash (the premium) from options purchasers. The purchaser of a call option has the right to receive from the option seller any appreciation in the value of the index or equity security over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the index or equity security above the exercise price during the term of the option in exchange for the premium.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing out transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in an index or equity security prices should generally be offset, at least in part, by appreciation in the value of the Fund’s portfolio holdings.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where, at the time the options are written, the underlying values such indices or equity securities exceed the net asset value of the Fund’s equity portfolio.

Examples of the indices upon which the Fund may write options include, but are not limited to, the ASX Index 200 (Australia), the Hang Seng Index (Hong Kong), the KOPSI 200 Index (Korea), the MSCI Taiwan Index (Taiwan), the Nifty Index (India) and the H-Shares Index (China). The Fund will generally write (sell) call options that are at- -the-money or near-the-money at the time of sale.

The Fund will seek to maintain for the Fund written call options positions on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses or limit gains to the Fund.

The Sub-Adviser believes that a strategy of owning a diversified portfolio of high dividend yield equity securities of Asia Pacific Companies and selling call options on selected Asia Pacific Indices and/or equity securities of Asia Pacific Companies in respect of a portion of the value of the Fund can provide current income and gains and attractive risk-adjusted returns. The Sub-Adviser further believes that a strategy of owning a portfolio of such equity securities in conjunction with writing such options may provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Sub-Adviser’s opinion, in more strongly rising equity markets this strategy generally may be expected to underperform the stock-only portfolio depending on the degree and type of option written.

Other Investment Policies

In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below.

The Fund may invest up to 10% of its assets in warrants, and up to 20% of its assets in fixed-income securities. Any fixed-income securities in which the Fund may invest shall have at least one investment grade rating by either S&P or Moody’s, or shall be determined to be of comparable quality by the Sub-Adviser. If issues or issuers in the Fund get downgraded to below investment grade (on both Moody’s and S&P’s scale), or is no longer of comparable quality in the opinion of the Sub-Adviser, the investment will be sold as soon as reasonably possible.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. For example, the Fund may enter into forward currency contracts or other derivatives to hedge currency risk. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivates are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include: futures and forward contracts; options on futures contracts; foreign currencies; securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars. Up to 15% of the Fund’s net assets may be invested in illiquid securities, other restricted securities that are illiquid, and Rule 144A securities.

Many of the securities in which the Fund may invest are denominated in foreign currencies. The Fund may engage in currency hedging to protect the Fund against potential depreciation of the region’s currencies versus the U.S. dollar.

The Fund may invest in initial public offerings.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds managed by ING Investments and/or the Sub-Adviser. ING Investments and its affiliates may receive fees from ING Funds money market funds for providing services in addition to the fees which they are entitled to receive from the Fund for services provided directly. ING Investments and/or the Sub-Adviser may waive fees which they are entitled to receive from either the Fund or the ING Funds money market funds.

These investment techniques are not expected to be a primary strategy of the Fund. See “Additional Investment Policies and Restrictions” in the SAI for more information regarding the Fund’s investment restrictions.

Short Sales.    The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund’s taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Preferred Stock.    Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment grade at the time of investment or, if unrated, determined by the Sub-Adviser to be of comparable quality. Standard & Poor’s® Ratings Group and Fitch Ratings consider securities rated BBB- and above to be investment grade and Moody’s Investors Service, Inc. considers securities rated Baa3 and above to be investment grade.

Warrants.    The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

When-Issued Securities and Forward Commitments.    Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

Securities Lending.    The Fund may seek to earn income by lending portfolio securities, up to 33 1/3% of its managed assets, to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Borrowings.    The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

Other Investment Companies.    The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted under the 1940 Act, including ETFs that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its managed assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies, including ETF, and/or pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the Offering, during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market or in order to increase the effectiveness of the collar strategy for risk management for the Fund. As an investor in an investment company, the Fund will bear its pro rata share of that investment company’s expenses and would remain subject to payment of that investment company’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in another investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

The Fund may also invest its assets in money market instruments or money market funds, including ING Institutional Prime Money Market Fund and/or one or more other money market fund advised by ING affiliates (each an “ING Money Market Fund’). The Fund’s purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. ING Investments, as the Fund’s Investment Adviser, will waive its fee in an amount equal to the advisory fee received by the investment adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund’s investment into the ING Money Market Fund.

Portfolio Turnover.    The Fund will purchase and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions it expects to maintain relatively low core turnover of its stock portfolio, not considering purchases and sales of equity securities and options in connection with the Fund’s options program. On an overall basis, the Fund’s annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

RISKS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Investment Policies and Restrictions” in the SAI.

No Prior History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their NAV, and the Fund’s Common Shares may likewise trade at a discount from their NAV. The trading price of the Fund’s Common Shares may be less than the public offering price. The returns earned by holders of Common Shares who purchased their Common Shares in this offering and sell their Common Shares below NAV will be reduced. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund’s Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing call options on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

Foreign Investment and Emerging Markets Risk

Investments in the Asia Pacific region may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against foreign issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the United States and foreign controls on investment and currency transfers. Because of less developed markets and economies, foreign investments may have less liquidity and increased price volatility. In some countries, less mature governments and governmental institutions may potentially lead to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund’s investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in emerging markets. To the extent that the Fund invests in emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in countries with emerging securities markets. Investments in foreign issuers may also decrease the Fund’s ability to borrow against its assets.

Foreign (Non-U.S.) Currency Risk

The Fund will invest in a portfolio of equity securities of companies located in the Asia Pacific region and may invest a significant portion assets in securities issued by companies located in emerging markets countries. The Fund’s Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Political and Economic Factors Risk

The laws, regulations, government policies and political and economic climate in countries in which the fund invests may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Asia Pacific economies and, thus, the value of securities in the Fund’s portfolio. Some Asia Pacific economies are export-driven and highly reliant on trade. The performance of these may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of trading partners from G-7 countries, such as the United States, Japan, UK and Europe, would adversely impact the export-driven economies economy and, potentially, some of the Fund’s investments. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in the Asia Pacific region. An economic downturn in the major countries of the Fund’s investments in Asia Pacific would adversely impact the Fund’s investments.

Asia Pacific Regional and Country Risks

Investments in the Asia Pacific region are subject to special risks. Asia Pacific includes countries in all stages of economic development. Some Asia Pacific economies may be characterized by over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade, and economic recessions. In addition, the economies of many Asia Pacific countries are dependent on the economies of the United States, Europe and other Asian countries, and a deceleration in any of these economies could negatively impact the economies of Asia Pacific countries.

Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. In the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.

The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. The United States maintains a military force in South Korea to help deter the ongoing military threat from North Korean forces. The situation remains a source of tension and is currently volatile, particularly as North Korea has exhibited nuclear arms capabilities. Recently there have been efforts to increase economic, cultural and humanitarian contacts between North Korea and South Korea. There can be no assurance that such efforts will continue to occur or will ease discord between North Korea and South Korea, or regional tensions. Military action or the risk of military action or strains on the economy of North Korea could have a materially adverse effect on all countries in the region, particularly South Korea, China and Japan. Consequently, any military action or other instability could adversely impact the ability of the Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.

•	China. Since 1949, China has been a socialist state controlled by the Communist party. Beginning in 1978, the Chinese government initiated a program of economic and market reforms, which can be altered or discontinued at any time. The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy. Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. China’s long-running conflict with Taiwan remains unresolved, while territorial border disputes persist with several neighboring countries. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. Development of the Chinese economy is also vulnerable to developments on the Korean peninsula. Should political tension increase or military actions be precipitated, it could adversely affect the economy and destabilize the region as a whole. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The emergence of a domestic consumer class is still at an early stage, making China’s economic health dependent on exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on some export-dependent sectors.

•	Hong Kong. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. In accordance with the Basic Law, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. If, however, China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may also be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

•

Japan.    The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed economies for more than a decade. In response to weak economic performance, deflationary pressures, and its troubled financial sector, the Bank of Japan (BOJ) initiated a strategy of quantitative monetary easing in 2001. This policy allowed the BOJ to inject additional monetary supply into the domestic financial system after traditional monetary policies (such as setting interest rates) became less effective. Recently, indications suggest that Japan’s economy may be recovering and inflation returning. However, the Japanese economy could be negatively impacted should the BOJ increase interest rates prematurely or if the government raised taxes to meet public debt obligations before the economy was on a solid footing. Japan’s neighbors, in particular China, have become increasingly important export markets. While Japan and China’s economic relationship has deepened, the political relationship has become strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. While Japan has improved its oil efficiency, it remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. In the longer term, Japan will have to deal with the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies and should such policies remain, a decreasing workforce could have a negative impact on the economy.

•	Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly problematic issue and is unlikely to be settled in the near future. This continuing hostility between China and Taiwan may have an adverse impact on the values of the Fund’s investments in either China or Taiwan, or make investment in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely have a significant adverse impact on the value of the Fund’s investments in both countries and in other countries in the region.

•	South Korea. Investing in South Korean securities has special risks, including political, economic and social instability, and the potential for increasing militarization in North Korea. The sale of portfolio securities by the Korean Securities Stabilization Fund, a fund established to stabilize the South Korean securities markets, or by other large South Korean institutional investors, may adversely impact the market value of securities in the Fund’s portfolio. The market capitalization and trading volume of issuers in South Korean securities markets are heavily concentrated in a small number of issuers, which results in potentially fewer investment opportunities for the Fund. There are also a number of risks to the Fund associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries, and induced mergers between companies in industries experiencing excess capacity. The South Korean government has sought to minimize excessive price volatility on the South Korean Stock Exchange through various steps, including the imposition of limitations on daily price movements of securities, although there is no assurance that this would prevent the value of the Fund’s investments from declining over time.

•	Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

•	Thailand. In recent years Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. Furthermore, the Thai authorities recently announced restrictions on foreign ownership of Thai assets. This, together with a prompt announcement that they would review such restrictions, has created additional investor uncertainty. The impact of the coup and military rule on investments in Thai securities is uncertain.

•	India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government actions, bureaucratic obstacles and corruption have a significant effect on the economy, which could adversely affect market conditions. Religious and border disputes persist in India, and India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. The long-standing dispute with Pakistan over the bordering Indian states of Jammu and Kashmir remains unresolved. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy.

•	Australia and New Zealand. The Australian and New Zealand economies are dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and Japan are large trade and investment partners to both countries, which may make their markets sensitive to economic events in the United States and Japan.

•	Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

•	Indonesia. Since the economic downturn in 1997, Indonesia has experienced a process of democratic change, resulting in political and social events that have highlighted the unpredictable nature of Indonesia’s changing political landscape. These events have resulted in political instability as well as general social and civil unrest on certain occasions in recent years. There can be no assurance that social and civil disturbances will not occur in the future and on a wider scale, or that any such disturbances will not, directly or indirectly, materially and adversely affect businesses, financial conditions and prospects for the country.

The Indonesian archipelago is one of the most volcanically active regions in the world. Because it is located in the convergence zone of three major lithospheric plates, it is subject to significant seismic activity that can lead to destructive earthquakes and tsunamis, or tidal waves. A significant earthquake or other geological disturbance in any of Indonesia’s more populated cities and financial centers could severely disrupt the Indonesian economy and undermine investor confidence, thereby materially and adversely affecting businesses, financial condition and prospects for the country.

•	Pakistan. Pakistan has experienced abrupt changes in government and has experienced political instability. For example, recent assassination attempts against certain political leaders underscore the relatively volatile political atmosphere in the country. Political instability may also result from events in some regions of the country such as ongoing insurgencies in the western provinces or Pakistan’s long running dispute with India over the region of Kashmir, either of which could destabilize the internal political situation in Pakistan. There can be no assurance that the economic environment or the business climate would not be negatively affected in the event of increased political instability.

As a developing country, Pakistan’s economy is especially susceptible to economic instability, including with respect to fluctuations in inflation, consumer prices, employment levels, GDP and interest and foreign exchange rates. There can be no assurance that Pakistan will not experience economic instability, such as increased inflation or changes in government economic policy.

•	Philippines. The Philippines has experienced a number of major natural catastrophes over the years including typhoons, volcanic eruptions and earthquakes. Such natural catastrophes may materially disrupt and adversely affect our operations. It cannot be assured that future operations will be not be disrupted by any such calamities. Growth and profitability will also be influenced by the overall political situation in the country and the Philippines has from time to time experienced political instability. Political instability in the future may have a negative impact on financial results of companies by slowing down reforms and undermining the confidence of international investors.

Option Risk

There are numerous risks associated with transactions in options. A decision as to whether, when and how to write call options under the Fund’s strategy involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option written on an index or an equity security that is (sold) by the Fund has the right to any appreciation in the cash value of the index or price of the equity security over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the exercise price of the call option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

The Fund will seek to maintain for the Fund written (sold) call options positions on select Asia Pacific Indices and/or equity securities of Asia Pacific Companies whose price movements, taken in the aggregate, are correlated with the price movements of the equity securities and other securities held in the Fund’s portfolio. In doing so, the Sub-Adviser will consider data relating to the Fund’s holdings, including country weightings, net assets, industry and sector weightings, and historic volatility. To the extent that there is a lack of correlation and the indices or equity securities underlying the Fund’s written option positions appreciate more than the Fund’s portfolio, this may result in losses or limit gains to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying indices or securities because these costs are often greater in relation to options premiums than in relation to the cash value of the indices or the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund’s options strategy will vary depending on market circumstances and other factors.

The Fund does not intend to write (sell) call options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies where at the time the options are written, the underlying value of such indices or equity securities exceeds the net asset value of the Fund’s equity portfolio. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. The Fund will “cover” its written equity call positions by segregating liquid assets in an amount equal to the contract value of the index, by entering into offsetting positions (e.g., by purchasing a call option on the same index as the call written where the exercise price of the purchased call is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets in an amount equal to the difference) and/or by holding a portfolio of equity securities or Asia Pacific Indices which substantially replicate the movement of the index on which the option is written.

The Fund’s ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios outside the Asia Pacific region. The relative illiquidity of options on Asia Pacific Indices and/or equity securities of Asia Pacific Companies relative to similar instruments for U.S. domestic strategies means that the Fund may not find the counterparties or efficient option pricing to enable it to implement the call writing strategy contemplated. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a call option on an Asia Pacific Index and/or equity securities of Asia Pacific Companies. In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers.

Equity Risk

The NAV of the Fund’s Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Sub-Custody Risk

The Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.

Derivatives Risk

In addition to writing call options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Risk

The level of premiums from index call option writing and the amounts available for distribution from the Fund’s options activity may decrease in declining interest rate environments. The value of the Fund’s investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall. Interest rates are currently low relative to historic levels.

Short Sales Risk

A short sale “against the box” may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns.

Restricted and Illiquid Securities Risk

The Fund may invest up to 15% of its managed assets in restricted and illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price and thereby decrease the Fund’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund’s policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market to consider it liquid, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

Distribution Risk

The Fund’s ability to pay distributions varies widely over the short- and long-term. If stock prices or stock market volatility declines, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund’s stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Tax Risk

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. In addition, there is a possibility that the Fund may make total distributions during a calendar year in an amount that exceeds the Fund’s investment company taxable income and net realized capital gains for that calendar year. For example, because of the nature of the Fund’s investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder’s tax basis in his Common Shares, with any amounts exceeding such basis treated as gain from the sale of his Common Shares. While a portion of the Fund’s income distributions may qualify as tax-advantaged dividends, enabling individual investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of the Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the Fund’s income distributions that qualify for favorable tax treatment may be affected by the IRS interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and future changes in tax laws and regulations.

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the collar strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although the Sub-Adviser has a wide range of experience in managing funds or accounts that utilize (1) the strategy of investing in equities securities of Asia Pacific Companies, and (2) risk management and premium-oriented strategies involving options, including the writing of call options on an account’s portfolio securities or related indices, it does not have experience with funds or accounts in which these strategies are combined as described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles.

Initial Public Offering (“IPOs”) Risk

IPO’s and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. As the Fund’s assets grow, it is likely that the effect of the Fund’s investment in IPOs on the Fund’s return will decline.

Depositary Receipts Risk

The Fund may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Preferred Stock Risk

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities Risk

Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Securities Lending Risk

To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund’s managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk.

Leverage Risk

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities and the Fund may obtain a short-term working facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5-10% of the value of the Fund. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares issued by the Fund or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Sub-Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund’s average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Non-Diversification Risk

The Fund is classified as a “non-diversified” investment company under the 1940 Act. This means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer. Notwithstanding the forgoing, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Market Disruption and Geo-Political Risk

The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

Anti-Takeover Provisions

The Fund’s Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

Dividend Risk

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend yielding equity securities would be adversely affected.

Temporary Defensive Strategies Risk

When the Sub-Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Adviser and Sub-Adviser are managed under the direction of its Board of Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Advisers

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Fund’s Board of Trustees. ING Investment’s principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

The Fund and ING Investments have entered into an Investment Management Agreement that requires ING Investments to provide investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be cancelled by the Board of Trustees or the Fund’s shareholders upon 60 days’ written notice. Under the agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee. For its services including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to             % of the Fund’s average daily managed assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the managed assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the asset related to those contracts increases, thereby increasing the managed assets of the Fund and increasing the management fee payable to the Adviser.

ING Investments is registered as an investment adviser with the SEC. ING Investments began investment management in 1995, and serves as an investment adviser to registered investment companies as well as structured finance vehicles. As of December 31, 2006, ING Investments had assets under management of approximately $             billion. ING Investments is an indirect wholly-owned subsidiary of ING Capital Corporation, LLC which is an indirect, wholly-owned subsidiary of ING Groep, N.V. (“ING Groep”). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately              employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING IM Asia/Pacific will be responsible for implementing the overall investment strategy of the Fund and investing the Fund’s assets in accordance with the Fund’s investment objectives. ING IM Asia/Pacific is a company belonging to ING Groep whose registered office is at 39/F One International Financial Centre, 1 Harbour view Street, Central, Hong Kong. ING IM Asia/Pacific is registered with the SEC as an investment adviser. ING IM Asia/Pacific operates under the collective management of ING Investment Management and is an affiliate of ING Investments. As of December 31, 2006, ING IM Asia/Pacific managed approximately $             million in assets.

IIMA will be responsible for structuring and implementing the Fund’s sale of call options, if any, on selected Asia Pacific Indices or the equity securities of Asia Pacific Companies. IIMA is a Netherlands corporation organized in 1896. IIMA became an investment advisory company in 1991. It currently has its principal offices at Prinses Beatrixlaan 15, 2595 AK The Hague, The Netherlands. IIMA is registered with the SEC as an investment adviser. IIMA has no employees other than its board members; instead it makes use of the staff members of an organizational business unit within ING Groep named ‘‘ING Investment Management

Europe.” ING Investment Management Europe is not a legal entity. The staff of ING Investment Management Europe are employed by a subsidiary of ING Groep named ING Personeel VOF. ING Investment Management Europe has management expertise in equity, fixed income and asset allocation categories as well as derivatives use. ING Investment Management Europe employs approximately (194} investment professionals and research analysts located in Europe. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is under common control with ING Investments and ING Asia Pacific.

The Sub-Adviser and Option Sub-Adviser are referred to collectively as the “Sub-Advisers”. For their services, the Sub-Advisers will receive a sub-advisory fee equal to         % of the Fund’s average daily managed assets from ING Investments. No advisory fee will be paid by the Fund directly to the Sub-Advisers. See ‘‘Management of the Fund.”

For more information regarding the Board’s approval of the investment advisory and sub-advisory relationships, please refer to the Fund’s annual shareholder report to be dated February 28, 2008.

Investment Management Team

Set forth below is information regarding the members of the investment team that are primarily responsible for the management of the Fund’s portfolio. The team consists of investment professionals with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund’s portfolio from the inception of the Fund under the leadership of Nicholas Toovey.

Sub-Adviser

Nicholas Toovey.    Mr. Toovey joined ING IM Asia/Pacific as Regional Head of Equity in 2003. He is responsible for the equity teams in the Asia Pacific region. Prior to his appointment, he was a Managing Director at Merrill Lynch Investment Managers in Singapore, where he held the positions of Chief Investment Officer and then Chief Operating Officer responsible for the Asia Pacific Region. Before that he was a UK Equity Fund Manager with Mercury Asset Management in London. Mr. Toovey obtained his Bachelor of Commerce from the University of Canterbury, New Zealand. He is a member of the Securities Institute (London), and a Chartered Financial Analyst.

Teik Cheah.    Mr. Cheah is the Regional Head of Quantitative Resources & Investment Risk at ING IM Asia/Pacific. He resides in Hong Kong, and the work of his team involves the management of portfolios and the design of various investment processes and models, asset allocation, security selection, risk analytics and derivatives strategies. The coverage of his work is Asia Pacific and is applied to various retail, institutional and proprietary insurance portfolios. Previously, he was the regional quantitative investment manager of the same company. He joined ING IM Asia/Pacific in 2001. Prior to ING IM Asia/Pacific, he was the manager of proprietary trading in Keppel Securities in Singapore, managing absolute return long/short portfolios, arbitrage, derivatives trading, and structured derivatives for the company’s proprietary capital. His previous industry roles included working as a portfolio manager and also as an investment analyst. His academic qualifications are a Doctor of Philosophy (Curtin University of Technology), a Bachelor of Commerce (University of Western Australia), and a Bachelor of Law (University of Western Australia). He is a Chartered Financial Analyst.

Bratin Sanyal.    Mr. Sanyal joined ING IM Asia/Pacific as Head of Asian Equity Investments in August 2004. He is responsible for regional equity strategy and management of Asia ex-Japan equity funds. Bratin has worked with ING for 12 years in New York, Amsterdam, Luxembourg and The Hague, and has been directly involved in the management of Asian and Emerging Market Equity portfolios for 10 years. He started his career in 1991 at the World Bank in the Debt Division. Mr. Sanyal received his Master’s degree in Physics from the Indian Institute of Technology in 1985. He switched his interest to Financial Economics and obtained a MBA degree from Rutgers University, New Jersey and continued to complete the Doctoral course (ABD) in Finance at the same university.

Barbara Chan.    Dr. Chan joined ING IM Asia/Pacific in Hong Kong as a Quantitative Investment manager in 2006. She works on the research, development and implementation of quantitative models and strategies that deliver improvements to the performance and investment processes of various investment strategies. Prior to ING IM Asia/Pacific, Dr. Chan was a portfolio manager at ABN AMRO Asset Management (Asia) in the Structured Asset Management department, managing quantitative model driven equity funds, derivatives portfolios and developing structured and guaranteed products. She holds a PhD degree in Statistics from the University of Queensland, Australia and a Bachelor of Science (Honours) from the same institute. Dr. Chan is also a CFA charter holder.

Option Sub-Adviser

Bas Peeters.    Mr. Peeters joined ING Investment Management in 1998. Currently Bas is Head of Structured Products. In this capacity he is responsible for the research, marketing and portfolio management activities of this department. Previously he was Head of Research Structured Products, where he worked on product development and implementation of structured products research. Until 2001 he also was jointly responsible for portfolio management and derivatives trading. In addition, since 2002 he has carried out research in financial economics at the Free University of Amsterdam. His previous working experience comprises postdoctoral research positions at universities in London and Belgium. Bas obtained a Masters degree in Theoretical Physics (Cum Laude) from the University of Utrecht in 1990, where he also studied Mathematics. He obtained his PhD in Theoretical Physics at Stony Brook University, NY, USA in 1995.

Frank van Etten.    Mr. van Etten joined ING Investment Management in 2002. Currently Frank is Senior Investment Manager for Structured Products, where he started his career as well. In this capacity he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Furthermore Frank also carries out research in structured products development and option strategies and markets. Frank obtained his Master’s degree in Econometrics from Tilburg University in 2003, specialising in quantitative finance.

Willem van Dommelen.    Mr. van Dommelen joined ING Investment Management in 2002. Currently Willem is member of the Structured Products department’s Fund Management team. In the capacity of Investment Manager he is responsible for managing a range of Structured Products and the execution of transactions in the derivatives portfolios. Willem started his career as Portfolio Manager Institutional Clients, where he was responsible for the client servicing of around 80 institutional Clients of ING Investment Management. Willem obtained his Master’s degree in Economics from Tilburg University in 2002, specialising in accountancy and investment theory. He holds a RBA degree (registered investment analyst).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Administrator

The Administrator of the Fund is ING Funds Services, LLC (“ING Funds Services”). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of ING Investments.

Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund’s corporate affairs subject to the supervision of the Board of Trustees of the Fund. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical personnel who provide certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of             % of the Fund’s average daily managed assets. The Administration Agreement may be canceled by the Board of Trustees upon 60 days’ written notice.

Control Person

Prior to the public offering of Common Shares, ING Investments will purchase Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. At that time, ING Investments will own 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

Information Regarding Trading of ING’s U.S. Mutual Funds

ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co. (“ING IM”)) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4:00 p.m. Central time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website (http://www.sec.gov). Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers union member benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosures described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

DESCRIPTION OF SHARES

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Common Shareholders are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

Common Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the shares of Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and in such event, the holders of the remaining shares of Common Shares and any preferred shares will not be able to elect any of such Trustees.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Neither Common Shareholders nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

If preferred shares are issued and outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless, at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing the aggregate liquidation value of the outstanding preferred shares.

Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Fund’s Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into one or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.

Any decision to offer preferred shares is subject to market conditions and to the management’s continuing belief that leveraging the Fund’s capital structure through the issuance of preferred shares is likely to be consistent with the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board of Trustees in consultation with ING Investments (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes a preferred shares offering.

Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to elect at least two trustees at all times and elect a majority of the trustees at any time when dividends on such class of securities are unpaid for two full years. In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a nationally recognized rating agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such rating agency would be more or less restrictive than as described in this prospectus.

Borrowings

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. The Fund may obtain a short-term working capital facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5-10% of the value of the Fund.

In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/ program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Effects of Possible Future Leverage

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage, though it may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition, the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund’s average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

NET ASSET VALUE

Net Asset Value

The NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund’s assets (including interest accrued but not collected) less all liabilities (including accrued expenses and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

Valuation of the Fund’s Assets

The assets in the Fund’s portfolio are valued in accordance with the Fund’s Valuation Procedures adopted by the Board of Trustees. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board.

The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration may be given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund’s valuation). Foreign securities markets may close before the Fund determines its NAV. European, Asian, Latin American, or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange not to represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s Valuation Procedures. Events after the close of trading on a foreign market that could require the

Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the applicable foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of common shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DISTRIBUTIONS

Initial Distribution

The Fund’s initial distribution is expected to be declared approximately two months after the completion of the Offering, and paid approximately one month later, depending upon market conditions. Thereafter distributions are expected to be declared [quarterly each March, June, September and December], depending on market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or Common Shares purchased in the open market through the Fund’s Dividend Reinvestment Plan.

Level Rate Distribution Policy

Commencing with the Fund’s first distribution, the Fund intends to implement a level dividend strategy and make regular quarterly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund’s distribution rate will be based on past and projected:

•	dividends received on the equity securities or other securities held by the fund and interest on any interest bearing investments of the Fund;

•	capital gains from net option premiums (call option premium received less the cost of close-out or settlement); and

•	capital gains (realized or unrealized) on the equity securities held in the Fund’s portfolio.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected Fund performance. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. The Fund’s Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund’s annual distributions will likely differ from annual net investment income and may in some annual periods include a return of capital. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed. To the extent that the Fund’s net investment income for any year is less than the total quarterly distributions paid during the year, a portion of such distributions will constitute a return of capital and shareholders will be notified of such after the end of the relevant year.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. The Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund’s taxable year. In such a case, Common Shareholders must include their allocable share of such designated amount in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. If the Fund’s total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However the ultimate tax characterization of the Fund’s distributions made in a calendar year cannot finally be determined until the end of that calendar year. For example, the Fund may distribute income early in the calendar year that is taxable at short-term capital gains rates, but incur net short-term capital losses later in the year, thereby offsetting the income taxable at short-term capital gains rates for which distributions have already been made by the Fund. See “Tax Matters.”

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ NAV.

Managed Distribution Policy

If granted, the Fund intends to rely on an exemptive application filed with the SEC seeking an order under the 1940 Act to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There is no assurance that the SEC will grant the request for such exemptive relief.

Under a managed distribution policy, the Fund would distribute to shareholders a fixed monthly amount, which may be adjusted from time to time. As with the level distribution rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and result in a return of capital.

The Fund’s final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the “Excess”), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would constitute a return of principal, and first reduce the adjusted tax basis in the shares, and after such adjusted tax basis was reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributes the Excess, such distribution would decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

There can be no assurance, the staff will process such application by the Fund or grant such relief to the Fund or, if granted, that the Trustees will determine to implement a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

The Board of the Fund reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either: (i) through receipt of additional newly issued but authorized Common Shares from the Fund (“Newly Issued Common Shares”), or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with The Bank of New York. The affiliated broker will receive brokerage commissions for effecting Plan transactions.

If, on the payment date for any Dividend, the closing market price per Common Share (“Market Price”) plus estimated brokerage commissions is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the Market Price on the payment date, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the Market Price plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have 30 days to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

If the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the 30th day following the payment date for that Dividend provided that, if the NAV is less than or equal to 95% of the then current Market Price, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share charge on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Plan Agent at (800) 524-4458.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust, as may be amended, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of

Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. The Declaration of Trust also limits the ability of shareholders to call meetings of the shareholders.

In addition, the Declaration of Trust requires the favorable vote or consent of the holders of not less than 75% of each class and series of shares outstanding and entitled to vote (with each class and series separately voting thereon or consenting thereto as a separate class and series), to approve certain transactions with 5%-or-greater holders of a class of shares and their associates. These provisions are not applicable to any such transaction if the Trustees by resolution have approved such transaction or to any such transaction with any corporation of which a majority of the outstanding shares of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a “Principal Shareholder”) refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment program; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold, leased or exchanged in the ordinary course of business); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period, or assets sold, leased or exchanged in the ordinary course of business).

The provisions with respect to the Board and the 75% voting requirements described above, are greater than the minimum requirements under Delaware law or the 1940 Act. This description of the provisions is qualified in its entirety by reference to the Declaration of Trust. The Declaration of Trust is on file with the SEC and contains the full text of these provisions.

Derivative Claims

The Declaration of Trust provides that shareholders (other than Principal Shareholders) do not have the right to bring or maintain any court action, proceeding or claim on behalf of the Fund or any series or class of shares (a “Derivative Claim”). Furthermore, shareholders may not bring or maintain a Derivative Claim unless (1) the Trustees have determined not to bring or maintain such action after a request from the shareholder, or (2) a request by the shareholder is not likely to succeed under circumstances provided in the Declaration of Trust.

Subject to the Delaware Statutory Trust Act, as amended, if a shareholder claims that an effort to cause the Trustees to bring the claim is not likely to succeed, the shareholder must make a specific showing that irreparable non-monetary injury to the Fund or series or class would otherwise result.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV, although it is also possible that they may trade at a premium above NAV. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Because of the possibility and the recognition that any discount to the NAV may not be in the interest of shareholders, the Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any discount in the market value of the Fund’s shares to its NAV, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires (1) approval of both a majority of the Fund’s outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting separately and (2) either (a) either approval by a majority of the Trustees followed by approval by not less than seventy five percent (75%) of shares of each class or series outstanding, voting separately, or (b) unanimous approval by the Trustees, followed by approval by a majority of outstanding shares. Such approval is in addition to any vote or consent of the shareholders otherwise required by law, or any agreement between the Trust and any national exchange.

Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which would eliminate a leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund’s inability to redeem the preferred shares.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

REPURCHASE OF COMMON SHARES

Although there are no current plans to do so, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

Share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares; however, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal market on which the Common Shares are traded.

TAX MATTERS

Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a “capital asset.” Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to generally avoid paying federal income or excise tax. To the extent that it satisfies the requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxes on Distributions

Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution will generally be taxable as either ordinary income or long-term capital gain, whether paid in cash or reinvested in additional Common Shares. Dividends paid to you out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, any interest income, and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, except as described below with respect to “qualified dividend income.” Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”) reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. The Tax Act also reduced to 15% the maximum tax rate on “qualified dividend income.” These rate reductions do not apply to corporate taxpayers. To be eligible for the reduced rate on qualified dividends, a shareholder must satisfy certain holding period requirements (generally more than 60 days with respect to each distribution). In the case of a RIC, such as the Fund, the amount of dividends paid by the Fund that may be eligible for the reduced rate may not exceed the amount of aggregate qualified dividends received by the Fund. For this purpose, qualified dividends means dividends received by the Fund from U.S. corporations and certain “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

The Fund may also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund’s distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains generally would be taxed as ordinary income. Further, certain of the Fund’s option writing strategies and securities lending activities could reduce the amount of the Fund’s distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to: (i) the fair market value of any new Common Shares issued to the Common Shareholder by the Fund, and (ii) if Common Shares are trading below NAV, the cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount.

In light of the Fund’s plans regarding its initial distribution and its plan to adopt either a level rate distribution plan or a managed distribution policy, you may receive a so-called “return of capital” distribution. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

The Fund’s distributions are taxable when they are paid, except that distributions declared in October, November or December and paid in January are taxable as if paid on December 31. Any non U.S shareholders will generally be subject to withholding of U.S. tax at the rate of 30% (or a lower treaty rate if applicable) on the Fund’s ordinary distributions, including any amounts that would otherwise qualify for reduced rates on qualified dividends.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Tax Aspects of Sales of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

Taxation of Fund Investments

Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund’s investments will affect the timing and tax character of the Fund’s distributions.

Certain of the Fund’s investments (including transactions in options) are subject to special and complex federal income tax provisions that may, among other things; (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash; and (vii) may produce income that may not qualify as good income for purposes of satisfying the Fund’s qualification as a RIC. The Fund will monitor its transactions and may make certain tax elections that may mitigate the effect of these provisions.

In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close-out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put option or call option on stock that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased stock and, in the case of a put option, reduces the amount realized on the underlying stock in determining gain or loss.

In the case of Fund transactions in so-called “Section 1256 Contracts,” such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts and certain other financial contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are “qualified covered call options” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be entitled to a credit or deduction with respect to such taxes paid by the Fund, depending on a number of factors.

Backup Withholding

The Fund may be required to withhold federal income tax from all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. As modified by the Tax Act, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

UNDERWRITING

[LIST UNDERWRITERS] are acting as representatives of the Underwriters named below. Subject to the terms and conditions stated in an underwriting agreement dated the date of this prospectus (the “Underwriting Agreement”), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriter	Number of Common Shares

The Underwriting Agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this Offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $             per share. The sales load the Fund will pay of $            per share is equal to             % of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $             per share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before             , 2007. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

ING Investments (and not the Fund) has agreed to pay to             , from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of             . The structuring fee paid to             will not exceed             % of the total public offering price of the common shares sold in this offering.

ING Investments has agreed to pay from its own assets all organizational expenses and all offering costs (other than sales load) that exceed $0.05 per Common Share.

The Fund has agreed to reimburse certain underwriter expenses in an amount equal to $            per Common Share, which amount will not exceed $            or             % of the total initial price to the public of the Common Shares offered hereby. ING Investments (and not the Fund) has also agreed to pay a commission to certain registered personnel of its broker-dealer affiliate and the Sub-Adviser’s broker-dealer affiliate that participate in the marketing of the Fund’s Common Shares. These fees, in the aggregate will not exceed             % of the total initial price to the public of the Common Shares sold by the Underwriters located in offices or geographical regions for which these registered personnel are responsible for providing information regarding the Fund and the offering of the Common Shares. The Fund may reimburse ING Investments for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the other offering expenses of the Fund do not equal or exceed the $            per Common Share the Fund has agreed to pay for the offering expenses of the Fund.

The sum of all compensation to the Underwriters in connection with this public offering of shares, including the sales load, the structuring fee, the additional compensation payments and the amounts paid by the Fund to reimburse certain Underwriters and certain other expenses will not exceed 9.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to              additional Common Shares at the public offering price less the sales load.

The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this Offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter’s initial purchase commitment.

The Fund and ING Investments have agreed that, for a period of 180 days after the date of this prospectus, they will not, without the prior written consent of            , on behalf of the Underwriters, dispose of any Common Shares or any securities convertible into or exchangeable for Common Shares.             , in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

Prior to the Offering, there has been no public market for the Common Shares. Consequently, the initial public offering price of the Common Shares was determined by negotiation among the Fund, ING Investments and the representatives of the Underwriters. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this Offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this Offering. The Common Shares are expected to be listed on the NYSE, subject to official notice of issuance, under the ticker symbol “            ”. The Common Shares will be sold to ensure that the NYSE distribution standards (i.e. round lots, public shares and aggregate market value) will be met.

The following table shows the sales load as a percentage of the public offering price that the Fund is to pay to the Underwriters in connection with this Offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares:

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The Fund, ING Investments and ING IM Asia/Pacific have each agreed to indemnify the several Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

IFD will enter into a distribution agreement with the Fund. IFD is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. and may be deemed an “underwriter” for the purposes of this Offering under the Securities Act of 1933, as amended, although it will not purchase any of the Common Shares or be a party to the Underwriting Agreement.

Financial Network Investment Corporation (“FNIC”), ING Financial Partners, Inc. (“IFP”) and Multi-Financial Securities Corporation (“MFSC”) may be members of the selling group in the Offering. FNIC, IFP and MFSC are all registered broker-dealers and are members of the National Association of Securities Dealers, Inc. Additionally, FNIC, IFP and MFSC are all affiliated with ING Investments and IFD.

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transaction in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares on the NYSE at a level above that which might otherwise prevail in the open market.

A “stabilizing bid” is a bid for or purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A “covering transaction” is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the Offering. A “penalty bid” is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Share, in question. As a result, the Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from the sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

The Underwriting Agreement provides that it may be terminated in the absolute discretion of the Underwriters’ representatives without liability on the part of the Underwriters to the Fund, ING Investments or ING IM Asia/Pacific if, prior to delivery of and payment for the Common Shares; (i) trading in the Fund’s Common Shares shall have been suspended by the SEC or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the NYSE, (ii) a banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impractical or inadvisable to proceed with the offering or delivery of the Common Shares as contemplated by the prospectus (exclusive of any supplement thereto).

A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters have performed investment banking and advisory services for ING Investments and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for ING Investments in the ordinary course of business.

The principal business address of                            is                             .

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a website (http://www.sec.gov) containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s Common Shares are expected to be listed on the NYSE subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC free of charge through the SEC’s website (http://www.sec.gov). You may also copy and review the Registration Statement at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room can be obtained by calling the SEC at 1-202-551-8090. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Sutherland Asbill & Brennan LLP and for the Underwriters by                 . Sutherland Asbill & Brennan LLP and                             may rely as to certain matters of Delaware law on the opinion of                         .

Independent Registered Public Accounting Firm

The financial statements of the Fund have been audited by             , an independent registered public accounting firm, as set forth in their report filed as an exhibit to the SAI, and are included in reliance upon their report given upon             ’s authority as experts in accounting and auditing. The address of             is             .

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

The custodian, transfer agent, dividend disbursing agent and registrar for the Fund is The Bank of New York, whose principal address is 101 Barclay Street (11E), New York, New York 10286.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The

Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For information about the privacy policies of ING Investments, the Sub-Adviser and IFD, see “ING’s Privacy Promise” on the Fund’s website (www.ingfunds.com).

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Page
History of the Fund
Additional Investment Policies and Restrictions
Management of the Fund
Control Persons and Principal Shareholders
Investment Advisory and Other Services
Portfolio Transactions
Determination of Net Asset Value
Dividend Reinvestment Plan
Repurchase of Common Shares
Tax Considerations
General Information
Financial Statements
APPENDIX A Proxy Voting Procedures

                     Shares

ING Asia Pacific High Dividend Equity Income Fund

Common Shares

$25.00 per Share

PROSPECTUS

            , 2007

[LIST UNDERWRITERS]

PRPRO-IAHDEIF

The Information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JANUARY     , 2007

STATEMENT OF ADDITIONAL INFORMATION

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

                    , 2007

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

This Statement of Additional Information (“SAI”) relates to the ING Asia Pacific High Dividend Equity Income Fund (the “Fund”). The Fund is a newly organized, non-diversified, closed-end management investment company.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND DATED                     , 2007 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND’S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (HTTP://WWW.SEC.GOV).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

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ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

HISTORY OF THE FUND

The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized on January 8, 2007.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING IM Asia/Pacific” or the “Sub-Adviser”), the sub-adviser to the Fund, and/or ING Investment Management Advisors B.V. (“IIMA” or the “Option Sub-Adviser”), the option sub-advisor, (together with ING IM Asia/Pacific, the “Sub-Advisers”) will use the following techniques only to the extent it believes that doing so will help to achieve the Fund’s investment objective. The fact that the Fund may use a technique does not mean that the technique will actually be used.

EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests primarily in a portfolio of equity securities of Asia Pacific Companies with attractive, sustainable dividend yields, or derivatives or ETFs linked to such companies. The focus will be on high dividend paying equities. Asia Pacific Companies are companies that are listed and traded on Asia Pacific exchange, including Australia, China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its managed assets invested in preferred stocks, if any, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as Standard & Poor’s, Fitch Ratings or Moody’s Investors Services or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a preferred stock is purchased, and the Fund is not required to dispose of a preferred stock in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

EMERGING MARKET ISSUERS. The risks of foreign (non-U.S.) investments described in the Prospectus apply to an even greater extent to investments in countries with emerging markets. The securities markets of countries with emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in countries with emerging markets, and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many countries with emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Economies in countries with emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in countries with emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of countries with emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in countries with emerging markets.

INVESTMENTS IN CHINA. The Fund may hold securities listed on either the Shanghai and/or Shenzhen stock exchanges. Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors, and B shares, which are allocated for both international and domestic investors. The Fund’s exposure to securities listed on either the Shanghai or Shenzhen exchanges will initially be through B shares. The government of China has

3

announced plans to exchange B shares for A shares and to merge the two markets. Such an event may produce greater liquidity and stability for the combined markets. However, it is uncertain whether or the extent to which these plans will be implemented. In addition to B shares, the Fund may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies owned by mainland China enterprises, but are listed in Hong Kong), and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

In addition to the risks of investing in China and Hong Kong discussed in the Prospectus, investors should know that China’s securities markets have less regulation, are substantially smaller, less liquid and more volatile than the securities markets of more developed countries. Financial information on companies listed on these markets is limited and may be inaccurate. Companies listed on these markets may trade at prices not consistent with traditional valuation measures. Management of these companies could have conflicting financial interests or little experience managing a business.

INVESTMENTS IN TAIWAN. Taiwan’s growth has to a significant degree been export-driven. While the percentage of Taiwan’s exports purchased by the United States has been declining recently, the United States remains a key export market. Accordingly, Taiwan is affected by changes in the economies of the United States and other main trading partners, by protectionist impulses in those countries and by the development of export sectors in lower-wage economies. In the event that growth in the export sector declines in the future, the burden of future growth will increasingly be placed on domestic demand.

The island of Taiwan has limited natural resources, resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply. This dependence is especially pronounced in the energy sector. In recent years, over half of Taiwan’s crude oil has been supplied by Kuwait and Saudi Arabia. A significant increase in energy prices could have an adverse impact on Taiwan’s economy.

Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to the protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive, but unskilled labor is in increasingly short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor-intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.

INVESTMENTS IN INDIA. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “Foreign Institutional Investors” (“FIIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”), published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division. FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. The Fund may, however, obtain exposure to securities of issuers in India through investments in derivatives or other instruments where registration by the Fund as an FII is not required. If the Fund becomes a registered FII, it must still seek renewal of this status every five years, for which there can be no guarantee that regulatory approval will be forthcoming. FIIs are required to observe certain investment restrictions, including an ownership ceiling on the total issued share capital of any one Indian company of: (1) 10% for an FII in aggregate; and (2) 10% for each sub-account or 5% for sub-accounts registered under the Foreign Companies/Individual category. In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriatable, subject to payment of applicable Indian taxes.

The ability of the Fund to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from its investments in Indian securities is subject to the Indian Foreign Exchange Management Act of 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to

4

foreign institutional investors in such a way that may adversely affect the ability of the Fund to repatriate its income and capital.

INVESTMENTS IN KOREA. The Korean government has historically imposed significant restrictions and controls for foreign investors. As a result, the Fund may be limited in its investments or precluded from investing in certain Korean companies, which may adversely affect the performance of the Fund. Under the current regulations, foreign investors are allowed to invest in almost all shares listed on the Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Fund, if it purchases such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be adversely affected by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees.

Investments by the Fund in the securities of Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in Korea, and by changes in Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the Korean securities held by the Fund. Political instability and/or military conflict involving North Korea may adversely affect the value of the Fund’s assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a Korean company than about a domestic company. Brokers in Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political, or economic stress. Additionally, Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in Korea.

In the latter part of 1997, Korea experienced a national financial crisis requiring intervention by the International Monetary Fund (“IMF”) and a large infusion of foreign capital. The financial crisis led to a recessionary environment, which had serious consequences for unemployment and domestic business activity. The government has initiated, in conjunction with the IMF, wide ranging reform activities. The full impact on corporate Korea cannot be predicted, but widespread restructuring and consolidation as well as a continued high rate of bankruptcies can be expected.

The Fund does not intend to engage in activities that it believes would create a permanent establishment in Korea within the meaning of the Korea-U.S. Tax Treaty. Therefore, the Fund generally will not be subject to any Korean income taxes other than Korean withholding taxes. Exemption or reductions in these taxes apply if the Korea-U.S. Tax Treaty applies to the Fund. If the treaty provisions are not, or cease to be, applicable to the Fund, significant additional withholding or other taxes could apply, reducing the NAV of the Fund.

INVESTMENTS IN INDONESIA. Indonesia faces many economic development problems, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and the stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term growth of the economy.

INVESTMENTS IN PHILIPPINES. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization. Credit rating agencies are increasingly concerned about the Philippines’ ability to sustain its debt.

INVESTMENTS IN JAPAN. The decline in the Japanese securities markets, which began in 1989, has contributed to a weakness in the Japanese economy, and the impact of a further decline cannot be ascertained. The common stocks of many Japanese companies continue to trade at high price-earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earning of Japanese companies with those of companies in other countries, especially the United States.

Japan is largely dependent on foreign economies for raw materials. International trade is important to Japan’s economy, as exports provide the means to pay for many of the raw materials it must import. Because of the concentration of the Japanese exports in highly visible products such as automobiles, machine tools and semiconductors, and the large trade surpluses ensuing there from, Japan has entered a difficult phase in its relations with its trading partners, particularly with respect to the United States, with whom its trade imbalance is the greatest.

INVESTMENTS IN HONG KONG. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of China under the principle of “one country, two systems.” Since that time, Hong Kong has been governed by a semi-constitution known as the Basic Law, which guarantees a high degree of autonomy in certain matters until 2047, while defense and foreign affairs are the responsibility of the central government in Beijing. In accordance with the Basic Law, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. If, however, China were to exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Fund’s investments. There is uncertainty as to whether China will continue to respect the relative independence of Hong Kong and not exert a tighter grip on the country’s political, economic, and social concerns. The economy of Hong Kong may also be significantly affected by increasing competition from the emerging economies of Asia, including that of China itself.

INVESTMENTS IN MALAYSIA. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Fund. The Malaysian capital controls have been changed in significant ways since they were first adopted and without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Fund and its shareholders.

INVESTMENTS IN THAILAND. In recent years, Thailand has experienced increased political and militant unrest in its predominantly Muslim southern provinces. While the unrest and associated acts of violence have been contained in the South, it could spread to other parts of the country, impacting the general sentiment as well as the tourism industry. Thailand’s political institutions remain unseasoned, increasing the risk of political uncertainty, which could negatively impact the financial markets. In September 2006, Thailand’s elected government was overthrown in a military coup and replaced by new leadership backed by a military junta. While the new leadership has stated its intention of restoring Thailand’s democracy, there can be no assurance that this will take place. Furthermore, the Thai authorities recently announced restrictions on foreign ownership of Thai assets. This, together with a prompt announcement that they would review such restrictions, has created additional investor uncertainty. The impact of the coup and military rule on investments in Thai securities is uncertain.

INVESTMENTS IN AUSTRALIA AND NEW ZEALAND. The Australian and New Zealand economies are dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and Japan are large trade and investment partners with both countries, which may make their markets sensitive to economic events in the United States and Japan.

INVESTMENTS IN SINGAPORE. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Although Singapore has been a leading manufacturer of electronics goods, the extent to which other countries can successfully compete with Singapore in this and related industries, and adverse Asian economic influences generally, may adversely affect Singapore’s economy.

INVESTMENTS IN PAKISTAN. Pakistan has experienced abrupt changes in government and has experienced political instability. For example, recent assassination attempts against certain political leaders underscore the relatively volatile political atmosphere in the country. Political instability may also result from events in some regions of the country such as ongoing insurgencies in the western provinces or Pakistan’s long running dispute with India over the region of Kashmir, either of which could destabilize the internal political situation in Pakistan. There can be no assurance that the economic environment or the business climate would not be negatively affected in the event of increased political instability.

As a developing country, Pakistan’s economy is especially susceptible to economic instability, including with respect to fluctuations in inflation, consumer prices, employment levels, GDP and interest and foreign exchange rates. There can be no assurance that Pakistan will not experience economic instability, such as increased inflation or changes in government economic policy.

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DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold for hedging, risk management and investment purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on common stocks and other securities, instruments based upon equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, or floors. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

OTC derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are generally illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, “basket” of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the OTC market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a “Section 1256 contract” under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

SHORT SALES. Short sales of securities are securities already owned or have the right to be acquired at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”).

If the Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

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In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements.

SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade (rated BBB- or higher by S&P, Baa3 or higher by Moody’s). All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked-to-market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

WARRANTS. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants (“Index Warrants”) are instruments whose values vary depending on the change in the value of one or more specified securities indices. Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were to not exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues

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the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another – for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company under the Code.

OTHER INVESTMENT COMPANIES. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses. Exchange-traded funds (“ETFs”) are investment companies whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs of ETFs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs’ underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in

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order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETFs’ fees and expenses.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk. See “Risks—U.S. Government Securities and Obligations Risk.”

DEBT SECURITIES. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. Credit risk is the risk that the Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature. The securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

CALL RISK. During periods of falling interest rates, a bond issuer may “call,” or repay, its high yielding bond before the bond maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

TEMPORARY INVESTMENTS. The Fund may temporarily invest to a significant degree in cash, cash equivalents or investment grade debt securities including U.S. government securities. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

1.	issue any senior security, except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”).

2.	purchase a security, if as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

3.	purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.	make loans to other persons, except by (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities.

5.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

6.	underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”) in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment.

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7.	purchase or sell commodities or commodity contracts for the purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

8.	purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.

The Fund has also adopted the following non-fundamental investment policies which may be changed by the Board without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund will normally invest at least 80% of its assets in the equity securities of Asia Pacific Companies, or derivatives or ETFs linked to equity securities of Asia Pacific Companies. The Fund will provide its shareholders with at least 60 days’ prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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MANAGEMENT OF THE FUND

TRUSTEES

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Set forth in the table below is information about each Trustee of the Fund.

Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees

John V. Boyer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee – Class III	January 2007 – Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – Present). Formerly, Executive Director, The Mark Twain House & Museum(3) (September 1989 – November 2005).		None

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee – Class III	January 2007 – Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 – Present).		None

J. Michael Earley 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee – Class I	January 2007 – Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 – Present).		None

R. Barbara Gitenstein 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee – Class II	January 2007 – Present	President, College of New Jersey (January 1999 – Present).		None

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Trustee – Class I	January 2007 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).		Assured Guaranty Ltd. (April 2004 – Present).

Jock Patton 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Trustee – Class II	January 2007 – Present	Private Investor (June 1997 – Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 – December 2001).		JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).

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Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee – Class III	January 2007 – Present	Consultant (May 2001 – Present). Formerly, Chief Executive Officer, Lend Lease Real Estate Investments, Inc. (March 2000 – April 2001) and Chief Investment Officer, California Public Employees’ Retirement System (April 1994 – February 2000).		Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian-American Enterprise Fund (February 2004 – Present).

David W.C. Putnam 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee – Class II	January 2007 – Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 – Present).		Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee – Class I	January 2007 – Present	President, Springwell Corporation (March 1989 – Present).		AmeriGas Propane, Inc. (January 1998 – Present); and UGI Corporation (February 2006 – Present).

Trustees who are “Interested Persons”

Shaun P. Mathews(3)(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Trustee – Class I	January 2007 – Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present), ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).	4	Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

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Name Address and Age	Position(s) held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s)– During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
John G. Turner(4) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee – Class II	January 2007 – Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 – January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 – December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 – December 2001).		Hormel Foods Corporation (March 2000 – Present); ShopKo Stores, Inc. (August 1999 – December 2005); and Conseco, Inc. (September 2003 – Present).

(1)	[Trustees serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each duly elected or appointed Trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed. The term of office of Class I Trustees shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof in 2008. The term of office of Class II Trustees shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof in 2009. The term of office of Class III Trustees shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof in 2010. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire.]
(2)	For the purposes of this table, “Fund Complex” means the following investment companies: the Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING VP Natural Resources Trust.
(3)	Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.
(4)	Messrs. Mathews and Turner are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC.

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Officers

Information about the Fund’s officers is set forth in the table below:

Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	President and Chief Executive Officer	January 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (December 2006 – Present), ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004), and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2007 -Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 – Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments,

LLC(2) (August 2000 – January 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Executive Vice President	January 2007 -Present	Executive Vice President, ING Investments, LLC(2) (December 2001 – Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2), ING Life Insurance and Annuity Company and Directed Services, Inc. (October 2004 – December 2005); Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 – March 2005); and Senior Vice President, ING Investments, LLC(2) (June 1998 – December 2001).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Executive Vice President and Chief Compliance Officer	January 2007 -Present	Chief Compliance Officer of the ING Funds (November 2004 – Present) and ING Investments, LLC(2), ING Life Insurance and Annuity Company, and Directed Services, Inc. (March 2006 – Present) and Executive Vice President of the ING Funds (March 2006 – Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 – October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 – May 2001).

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Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Robert S. Naka 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Executive Vice President, Chief Operating Officer and Assistant Secretary	January 2007 - Present	Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President, ING Investments, LLC(2) (August 1999 – March 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	January 2007 - Present

Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 – March 2005); and Director of Financial Reporting, ING Investments,

LLC(2) (March 2001 – September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2007 - Present	Senior Vice President and Assistant Secretary, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	January 2007 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 36	Senior Vice President	January 2007 - Present	Senior Vice President of Operations, ING Funds Services, LLC(3) (May 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (September 2001 – May 2006).

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Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President and Treasurer	January 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present); and ING Investments, LLC[2] (August 1997 – Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	January 2007 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 – Present); and Vice President (February 1996 – Present) and Director of Compliance (October 2004 – Present), ING Investments, LLC(2). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 – October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 30	Assistant Vice President	January 2007 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

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Name, Address and Age	Positions Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Secretary	January 2007 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel of AIG American General (January 1999 – November 2002).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	January 2007 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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BOARD

The Board of Trustees of the Fund (the “Board”) governs the Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

FREQUENCY OF MEETINGS

The Board expects to regularly meet eight (8) times a year. The Audit and Valuation, Proxy and Brokerage Committees also expect to meet regularly four (4) times per year, the Investment Review Committee expects to meet six (6) times a year, the Contracts Committee expects to meet seven (7) times per year and the remaining Committees, as described below, may meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of [                     Independent Trustees and                      Trustees who are “interested persons,”] as defined in the 1940 Act, of the Fund. The following Trustees serve as members of the Executive Committee:                     ,                      and                     .                      serves as Chairman of the Committee.

The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of                      [Trustees] all of whom are considered independent under the rules promulgated by the NYSE and, in addition, are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act.:                     ,                     ,                     ,                      and                     .                      serves as Chairperson of the Audit Committee.

The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s usage of the Fund’s brokerage and adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of                      [Independent Trustees]:                     ,                     ,                     ,                      and                     .                      serves as Chairperson of the Valuation, Proxy and Brokerage Committee.

The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustees vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary at 7337 E. Doubletree Ranch Road, Scottsdale, AZ 85258. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such

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meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee consists of                      [Independent Trustees]:                     ,                     ,                     ,                      and                     .                      serves as Chairperson of the Nominating and Governance Committee.

The Board has established an Investment Review Committee to, among others things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Investment Review Committee for the Domestic Equity Funds currently consists of                      [Independent Trustees] and                      [Trustee who is an “interested person,” as defined in the 1940 Act]:                     ,                     ,                     ,                     ,                      and                     .                      serves as Chairperson of the Investment Review Committee for the Domestic Equity Fund. The Investment Review Committee for the International/Balanced/Fixed Income Funds currently consists of                      [Independent Trustees]:                     ,                     ,                     ,                      and                     .                     serves as Chairperson of the Investment Review Committee for the International/Balanced/Fixed Income Funds.

The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of                      [Independent Trustees]:                     ,                     ,                     ,                      and                     .                      serves as Chairperson of the Compliance Committee.

The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by services providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of                      [Independent Trustees]:                     ,                     ,                     ,                     ,                     ,                      and                     .                      serves as Chairperson of the Contracts Committee.

As the Fund is a closed-end investment company with no prior investment operations as of the date of this SAI, no meetings of the above committees have been held in the current fiscal year, [provided that the                      has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Fund to select the Fund’s independent auditor.]

TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

[In order to further align the interests of the Independent Trustees with the Fund’s shareholders, it is the policy of the Board that Independent Trustees should at all times own, beneficially, shares of one or more of the ING Funds for which such Independent Trustee serves as a Trustee. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

Under this policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. New Trustees shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this policy.]

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Set forth below is the dollar range of equity securities owned by each Independent Trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
John V. Boyer	N/A
Patricia W. Chadwick	N/A
J. Michael Earley	N/A
R. Barbara Gitenstein	N/A
Patrick W. Kenny	N/A
Jock Patton	N/A
Sheryl K. Pressler	N/A
David W. C. Putnam	N/A
Roger B. Vincent	N/A

(1)	The Fund had not commenced operations as of December 31, 2006. The Trustees do not own shares in the Trust as the Trust has no operating history.

TRUSTEES WHO ARE “INTERESTED PERSONS”

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Shaun P. Mathews	N/A	None
John G. Turner	N/A

(1)	The Fund had not commenced operations as of December 31, 2006. The Trustees do not own shares in the Trust as the Trust has no operating history.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Funds’ Adviser, Sub-Advisers or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2006.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
John V. Boyer
Patricia W. Chadwick
J. Michael Earley
R. Barbara Gitenstein
Patrick W. Kenny
Jock Patton
Sheryl K. Pressler
David W. C. Putnam
Roger B. Vincent

COMPENSATION OF TRUSTEES

[Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

Each Fund in the ING Complex of Funds, including the Fund, pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $45,000 (                    , as Chairperson, receives an additional

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annual retainer of $30,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation, Proxy and Brokerage Committee and Compliance Committee Chairpersons; (v) an additional retainer of $10,000 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active. The compensation per quarter to the Chairperson of the Nominating and Governance Committee is $2,500, which, if the Committee has been active for all four quarters, will result in the Chairperson receiving the full annual retainer of $10,000.); (vi) $7,000 for each in-person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust’s average net assets as a percentage of the average net assets of all the Funds managed by the Adviser and its affiliates for which the Trustees serve in common as Trustees.]

The following table sets forth estimated information that the Fund expects to pay Trustees for the fiscal year ending February 29, 2008 and the aggregate compensation paid by the ING Complex of Funds for the fiscal year ended February 28, 2007. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser or Sub-Advisers.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement (2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
John V. Boyer, Trustee	$0	N/A	N/A	$0
Patricia W. Chadwick, Trustee		N/A	N/A
J. Michael Earley, Trustee		N/A	N/A
Barbara Gitenstein, Trustee		N/A	N/A
Patrick W. Kenny, Trustee		N/A	N/A
Shaun P. Mathews, Trustee(4)		N/A	N/A
Jock Patton, Trustee		N/A	N/A
Sheryl K. Pressler, Trustee		N/A	N/A
David W.C. Putnam, Trustee		N/A	N/A
John G. Turner, Trustee(4)		N/A	N/A
Roger Vincent, Trustee		N/A	N/A

(1)	The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ending February 28, 2007. The compensation presented in the table is estimated for the fiscal year ending February 29, 2008.
(2)	[The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.]
(3)	Represents compensation from funds (total in complex as of February 28, 2007).
(4)	“Interested person,” as defined in the 1940 Act, of the Fund because of the affiliation with ING Groep, N.V. the parent corporation of the Adviser, the Sub-Advisers and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the ING Funds.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Prior to the public offering of Common Shares, ING Investments, LLC (“ING Investments”) purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. ING Investments owns 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

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INVESTMENT ADVISORY AND OTHER SERVICES

ING Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund’s portfolio, subject to delegation of certain responsibilities to the Sub-Advisers. ING Investments is an indirect wholly-owned subsidiary of ING Groep. N.V. (NYSE: ING) (“ING Groep”). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

ING Investments serves pursuant to an investment management agreement between ING Investments and the Fund (“Investment Management Agreement”). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund, including supervision of and sub-adviser. Pursuant to a sub-advisory agreement, ING Investments has delegated certain management responsibilities to ING IM Asia/Pacific and IIMA (“Sub-Adviser Agreements”).

The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Adviser Agreements.

Pursuant to the Sub-Adviser Agreement between ING Investments and ING IM Asia/Pacific, ING IM Asia/Pacific serves as the Sub-Adviser to the Fund. In this capacity, ING IM Asia/Pacific, subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund’s investments, including its investments in dividend yielding common stocks and the Fund’s options strategy, consistent with the Fund’s investment objectives, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.

After an initial term of two years, the Investment Management Agreement and the Sub-Adviser Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement and the Sub-Adviser Agreements are each terminable without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Adviser Agreements each provide for automatic termination in the event of their “assignment” (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board, will among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Adviser complies with the Fund’s investment objectives, strategies and restrictions.

INVESTMENT ADVISORY FEES

ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of the Sub-Advisers. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to         % of the Fund’s average daily managed assets. Managed assets include assets acquired through the Fund’s use of leverage, if any.

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As compensation to each Sub-Adviser for its services to the Fund, ING Investments pays each Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund’s average daily managed assets managed during the month:

SUB-ADVISER	ANNUAL SUB-ADVISORY FEE
ING IM Asia/Pacific	% of the Fund’s average daily managed assets
– IIMA	% of the Fund’s average daily managed assets

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Advisers as of December 31, 2006.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Nicholas Toovey
Teik Cheah
Bratin Sanyal
Barbara Chan
Bas Peeters
Frank van Etten
Willem van Dommelen

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POTENTIAL CONFLICTS OF INTEREST

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM Asia/Pacific and IIMA have each adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Compensation for ING IM Asia/Pacific generally consists of (a) fixed base salary; (b) bonus which is based on ING IM Asia/Pacific’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM Asia/Pacific’s parent company, ING Groep.

Portfolio managers are eligible to participation in an annual incentive plan. The overall design of the ING IM Asia/Pacific’s annual incentive plan was developed to closely tie compensation to performance, structured in such a ways as to drive performance and promote retention of top talent. Investment performance is measured on both index and Adviser relative performance in all areas. The relevant index is the MSCI All Countries Asia Pacific ex Japan IndexSM. Relevant peer groups include Morningstar Pacific/Asia-Ex Japan Stock funds and Lipper category China Region funds.

The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

Compensation for IIMA consists of (a) fixed base salary; (b) bonus which is based on IIMA’s performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of the IIMA’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the IIMA annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both index and manager relative performance in all areas. Relevant indices include the MSCI World Index and the MSCI Europe Index. Relevant peer groups include Morningstar global equity funds in the Netherlands and the rest of Europe. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over a one year period. The overall IIMA scorecards are calculated based on an asset weighted aggregation of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% of the weight attributable to the overall IIMA performance and 75% attributable to their specific team results. For the specific team results, one-third is based on qualitative evaluation, and two-thirds based on quantitative results (i.e. relative performance).

The portfolio managers participate in ING’s Pension, Retirement and Option plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

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PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2006, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Nicholas Toovey	None
Teik Cheah	None
Bratin Sanyal	None
Barbara Chan	None
Bas Peeters	None
Frank van Etten	None
Willem van Dommelen	None

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database, available on the SEC’s website at (www.sec.gov).

ADMINISTRATION

ING Funds Services, LLC (“ING Funds Services” or the “Administrator”) serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund’s business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund’s compliance with applicable legal requirements and with the investment policies and restrictions of the Fund, and provides office space for the Fund. ING Funds Services also serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Administrator is an affiliate of the Adviser and the Sub-Advisers. ING Funds Services receives an annual administration fee equal to 0.10% of the Fund’s average daily managed assets.

The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Fund.

OTHER EXPENSES

Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents and custodians; the expense of obtaining quotations for calculating the Fund’s net asset value; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale or repurchase of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of ING Investments or the Sub-Advisers, or their affiliates, and the fees and expenses of counsel, accountants, or consultants engaged by such Trustees; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

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CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. Each Sub-Adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

The Codes of Ethics may be viewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

PORTFOLIO TRANSACTIONS

As of the date of this SAI, the Fund had not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

The Investment Management Agreement or the Sub-Adviser Agreements authorizes ING Investments, ING IM Asia/Pacific or IIMA to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement or the Sub-Adviser Agreements, ING Investments, ING IM Asia/Pacific or IIMA determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker,” unless in the opinion of Adviser or the Sub-Advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments, ING IM Asia/Pacific or IIMA are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. The Adviser or Sub-Advisers may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and the Adviser or Sub-Advisers.

In selecting a broker-dealer, ING Investments, ING IM Asia/Pacific or IIMA will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or the Sub-Advisers may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Advisers makes a good faith determination that the commission paid by the Fund to the broker-dealer is reasonable in light of the research and other products or services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), ING Investments, ING IM Asia/Pacific or IIMA may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to ING Investments, ING IM Asia/Pacific or IIMA commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases, credit rating services, brokerage analysts earning estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Consistent with this practice, the Adviser or

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Sub-Advisers may receive research services from broker-dealers with which the Adviser or Sub-Advisers places the Fund’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Advisers does not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Advisers is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Advisers in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Advisers will necessarily be useful and of value in managing the particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Advisers for the execution of securities transactions for the Fund. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Advisers to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with ING Groep or the Adviser or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. (“NASD”).

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund may hold. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Advisers. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments, ING IM Asia/Pacific or IIMA is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investments’, ING IM Asia/Pacific’s or IIMA’s other clients in a manner deemed fair and reasonable by the Adviser or Sub-Advisers. ING Investments has adopted policies and procedures designed to allocate trades to all participating client accounts in a fair and equitable manner. Trades will generally be allocated pro rata among the participating client accounts based on the size of each account’s original order. ING Investments may allocate on a basis other than pro rata if, under the circumstances, such other method of allocation is reasonable and does not result in improper or undisclosed advantage or disadvantage to other managed accounts. The various allocation methods used by ING Investments, ING IM Asia/Pacific or IIMA, and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While ING Investments, ING IM Asia/Pacific and IIMA generally seek reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the net asset value (“NAV”) of the Fund’s shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King,

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Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund will not be priced on these days.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

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Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents each day NAV is calculated using the foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded OTC will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DIVIDEND REINVESTMENT PLAN

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current NAV. The Fund’s management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with the Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder, unless the shareholder has elected otherwise.

A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at the lesser of NAV (but not less than 95% of the market price) or the market price in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Share dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund’s portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of

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Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

If the Common Shares of the Fund trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Code, Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

TAXATION OF THE FUND

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

Specifically to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things:

(i)	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (b) interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)	diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities,

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securities of other RICs, and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

The Fund intends to distribute to its shareholders all or substantially all of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

TAXATION OF SHAREHOLDERS

Dividends out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to “qualified dividend income.” Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally applies to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

The Fund will also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund’s distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund’s option writing strategies and securities lending activities could reduce the amount of the Fund’s

32

distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to (i) the fair market value of any new shares issued to the Common Shareholder by the Fund, and (ii) if shares are trading below net asset value, the cash allocated to the Common Shareholder for the purchase of shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non- deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The IRS’ position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) if subject to federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

TAX ASPECTS OF SALES OF FUND SHARES

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

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Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

TAXATION OF FUND INVESTMENTS

Although the Fund will generally not be subject to tax, as discussed above, the tax treatment of the Fund’s investments will affect the timing and tax character of the Fund’s distributions.

The taxation of equity options that the Fund expects to write is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If

34

the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain. The special provisions of the Code also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, the Fund’s transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not qualify as good income for purposes of the Fund’s qualification as a RIC.

In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

In the case of Fund transactions in so-called “Section 1256 Contracts,” such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are “qualified covered calls” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s investment in any zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

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Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required. Each shareholder should consult with a tax advisor regarding the potential application of foreign tax credits.

The Fund may invest in the stock of PFIC. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

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Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund may invest in securities the federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

BACKUP WITHHOLDING

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a current rate of 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s federal income tax liability, if any, provided that the required information is furnished to the Service.

REPORTABLE LOSSES

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS

Taxation of a Non-U.S. Shareholder depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Non-U.S. Shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a Non-U.S. Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. However, a foreign shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to U.S. tax on 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains. In addition, subject to certain limitations and the receipt of further guidance from the Treasury, if the Fund elects to follow certain procedures, dividends paid to certain Non-U.S. Shareholders may be exempt from withholding of U.S. tax with respect to taxable years of the Fund beginning on or before December 31, 2007 to the extent such dividends are attributable to qualified interest or net short-term capital gains. The Fund is not required to and may not elect to utilize these provisions and there can be no assurance as to the amount, if any, of such dividends that would not be subject to withholding. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Non-U.S. Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed.

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In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise established an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-redeemable and non assessable by the Fund, except that the Trustees shall have the power to cause shareholders to pay directly for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, by setting off such charges due from shareholders from declared but unpaid dividends owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund’s charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Board may create additional classes or series of preferred shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

The cash and securities owned by the Fund are held by The Bank of New York, 101 Barclay Street (11E), New York, New York, 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund’s portfolio securities.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by Sutherland Asbill & Brennan LLP, Washington, DC. Matters of Delaware law are passed upon by                     .

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                     has been appointed as independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.                      is located at                     .

OTHER INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of

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the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Commission. Additionally, the Registration Statement may be accessed at no cost by visiting the SEC’s Internet website at http://www.sec.gov.

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FINANCIAL STATEMENTS

[TO BE ADDED BY SUBSEQUENT AMENDMENT]

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APPENDIX A

[TO BE ADDED BY SUBSEQUENT AMENDMENT]

A-1

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits:

1.	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 Act, are included in Part B of the Registration Statement.

2.	Exhibits

(a)	(i) Certificate of Trust dated January 8, 2007 - filed herein.

(A) Certificate of Amendment to Certificate of Trust – filed herein.

(ii) Amended and Restated Declaration of Trust dated January 11, 2007 - filed herein.

(b)	Amended and Restated Bylaws dated January 11, 2007 - filed herein.

(c)	Not Applicable.

(d)	Form of Specimen Certificate for Common Shares. *

(e)	Dividend Reinvestment Plan of Registrant.*

(f)	Not Applicable.

(g)	(i) Investment Management Agreement between ING Investments, LLC and Registrant.*

(ii) Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited*

(h)	Form of Underwriting Agreement.*

(i)	Deferred Compensation Plan for Independent Directors.*

1

(j)	(i) Custodian Agreement between Registrant and The Bank of New York.*

(ii) Foreign Custody Manager Agreement between Registrant and The Bank of New York.*

(iii) Fund Accounting Agreement between Registrant and The Bank of New York.*

(k)	(i) Administration Agreement between Registrant and ING Funds Services, LLC.*

(ii) Distribution Agreement between ING Funds Distributor, LLC and Registrant.*

(iii) Form of Stock Transfer Agency Agreement between Registrant and The Bank of New York.*

(iv) Securities Lending Agreement and Guaranty between the Registrant and The Bank of New York.*

(l)	Opinion and Consent of Counsel.*

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.*

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	(i) Code of Ethics of ING Investments, LLC.*

(ii) Code of Ethics of ING Investment Management Co.*

*	To be filed by subsequent amendment.

Item 26. Marketing Arrangements

See Sections          of the Form of Underwriting Agreement filed as Exhibit (h).

2

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees	$	*
New York Stock Exchange listing fee
National Association of Securities Dealers, Inc. fees
Blue Sky filing fees and expenses
Printing (other than stock certificates)
Engraving and printing stock certificates
Legal fees and expenses
Accounting fees and expenses
Miscellaneous expenses
Total

*	To be filed by subsequent amendment

Item 28. Persons Controlled by or Under Common Control - Not Applicable.

Item 29. Number of Holders of Securities - To be filed by amendment

Item 30. Indemnification

Section 8.4 of Article VIII of the Registrant’s Declaration of Trust provides as follows:

Indemnification. Subject to the exceptions and limitations contained in this Section 8.4, every person who is, or has been, a Trustee, officer, employee or agent of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees or agents of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Fund or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

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(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)	by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)	by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Fund personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 8.4 shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 8.4, provided that either:

(a)	such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or

(b)

a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall

4

determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 8.4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Fund (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 8.4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section          of the Form of Underwriting Agreement [    ]

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, [pursuant to the foregoing provisions] or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The descriptions of the Investment Adviser and the Sub-Adviser under the captions “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of Registrant’s investment adviser and the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant’s investment adviser and sub-adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (File Nos. 801-48282 and 801-64490, respectively) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

5

Item 32. Location of Accounts and Records

The accounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, The Bank of New York, at 101 Barclay Street, Floor 11E, New York, New York 10007.

Item 33. Management Services - Not Applicable.

Item 34. Undertakings

1. The Registrant undertakes to suspend the Offering until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2. Not Applicable.

3. Not Applicable.

4. Not Applicable.

5. a. The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Initial Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 12th day of January, 2007.

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

	President, Chief Executive Officer and Trustee	January 12, 2007
Shaun P. Mathews*

	Senior Vice President and Principal Financial Officer	January 12, 2007
Todd Modic*

	Trustee	January 12, 2007
John V. Boyer*

	Trustee	January 12, 2007
Patricia W. Chadwick*

	Trustee	January 12, 2007
J. Michael Earley*

7

	Trustee	January 12, 2007
R. Barbara Gitenstein*

	Trustee	January 12, 2007
Patrick W. Kenny *

	Trustee and Chairman	January 12, 2007
Jock Patton*

	Trustee	January 12, 2007
Sheryl K. Pressler*

	Trustee	January 12, 2007
David W.C. Putnam*

	Trustee	January 12, 2007
John G. Turner*

	Trustee	January 12, 2007
Roger B. Vincent*

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-Fact**

**	Powers of Attorney for Shaun P. Mathews, Todd Modic and the Trustees are attached hereto.

8

EXHIBIT LIST

Exhibit Number	Name of Exhibit

2(a)(i)	Certificate of Trust dated January 8, 2007.

2(a)(i)(A)	Certificate of Amendment to Certificate of Trust

2(a)(ii)	Amended and Restated Declaration of Trust dated January 11, 2007.

2(b)	Amended and Restated Bylaws dated January 11, 2007.

9

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ David W.C. Putnam
David W.C. Putnam, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ J. Michael Earley
J. Michael Earley, Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, Theresa K. Kelety and Todd Modic, and each of them individually, the true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and Trustee

POWER OF ATTORNEY

I, the undersigned Chairman and Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Jock Patton
Jock Patton, Chairman/Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ John G. Turner
John G. Turner, Trustee

POWER OF ATTORNEY

I, the undersigned Officer, constitute and appoint Huey P. Falgout, Jr., Jeffrey S. Puretz, Theresa K. Kelety and Shaun P. Mathews, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ R. Barbara Gitenstein
R. Barbara Gitenstein, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Roger B. Vincent
Roger B. Vincent, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ John V. Boyer
John V. Boyer, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Patrick W. Kenny
Patrick W. Kenny, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Patricia W. Chadwick
Patricia W. Chadwick, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, Shaun P. Mathews and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements, and any amendments and supplements, to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Asia Pacific High Dividend Equity Income Fund	333-	811-

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 11, 2007.

/s/ Sheryl K. Pressler
Sheryl K. Pressler, Trustee